                                                                    EXHIBIT 10.2

                                                                       EXECUTION
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                                CREDIT AGREEMENT

     This CREDIT AGREEMENT, dated as of April 13, 2000, by and between GEERLINGS & WADE, INC., a Massachusetts corporation (the "Borrower") and CITIZENS BANK OF
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MASSACHUSETTS, a Massachusetts savings bank (the "Lender").
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     In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.
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     All capitalized terms not defined herein but defined in Appendix A attached
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hereto shall have the meanings given to such terms in Appendix A attached
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hereto. All terms defined in this Agreement shall also have such defined meanings when used in the other Financing Documents or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise specified herein or therein.

     All references in this Agreement to Sections, Subsections, Exhibits, Schedules and Appendices refer to the Sections, Subsections, Exhibits, Schedules and Appendices of this Agreement unless otherwise indicated. All Exhibits, Schedules and Appendices attached to this Agreement are incorporated herein and made a part hereof.

SECTION 2.  THE LOANS.
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     2.1    General.
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            (a) Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans (hereinafter referred to collectively as the "Loans" and each singly as a "Loan") to the Borrower from time to time
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     during the Revolving Credit Period in the aggregate principal amount of up to Five Million and 00/100 Dollars ($5,000,000.00) (the "Maximum Amount").
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     During the Revolving Credit Period, the Borrower may from time to time borrow, repay and reborrow Loans, all in accordance with the terms and conditions hereof.

            (b) On the Closing Date, the Borrower shall execute and deliver to the Lender a certain Revolving Credit Note of the Borrower, dated as of the Closing Date, from the Borrower, evidencing the Loans, substantially in the form of Exhibit A attached hereto (the "Note").
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     2.2    Borrowing Base. Notwithstanding any provision contained in any of
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the Financing Documents to the contrary, the aggregate principal amount of the Loans outstanding, from time to time, shall never exceed the lesser of either (hereinafter referred to as the "Borrowing Base"):
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            (a) the Maximum Amount; or

          (b) Fifty Percent (50%) of the Eligible Inventory, valued at the lower of cost or market value.

     Descriptions or determinations by the Lender regarding Eligible Inventory are intended solely for credit management for the Loans. Such descriptions and determinations are not intended and shall not be construed as any determination of actual value of any Collateral nor shall the same affect the security interests granted to the Lender under the Security Documents. The Borrower shall be responsible for all credit risks concerning all Inventory of the Borrower. Determinations and descriptions of eligibility shall not alter in any way the status of Collateral as security for the Obligations.

     2.3  Procedure for Borrowing.  When making a request for any Loan, the
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Borrower shall deliver to the Lender an irrevocable notice thereof (which notice must be received by the Lender prior to 12:00 Noon, Boston, Massachusetts time one Business Day prior to the requested Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing hereunder shall be in an amount equal to Fifty Thousand and 00/100 Dollars ($50,000.00) or a whole multiple of Fifty Thousand and 00/100 Dollars ($50,000.00) in excess thereof (except with respect to any Loan made to pay interest hereunder). Such borrowing will then be made available to the Borrower by the Lender crediting the Borrower's loan account with the Lender with the amount so borrowed on such Borrowing Date.

     2.4  Use of Proceeds.  The proceeds of the Loans shall be used by the
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Borrower solely to finance the general working capital requirements of the Borrower.

     2.5  Interest Rate.  Each Loan shall bear interest at a rate per annum
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equal to the Prime Rate.

     2.6  Payment of Loans. On the Maturity Date (or such earlier date on which
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the Loans become due and payable pursuant to subsection 7.1), the entire outstanding balance of the Loans (including without limitation, all unpaid principal, all accrued but unpaid interest and all unpaid fees, charges, costs and expenses) shall be immediately due and payable IN FULL. Until the Maturity Date (or such earlier date on which the Loans become due and payable pursuant to subsection 7.1), interest on the outstanding principal balance of the Loans shall be due and payable monthly, in arrears, on the last day of each calendar month, commencing with the first calendar month ending after the Closing Date; provided, however, any such interest accruing at the Late Rate shall be due and
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payable on demand.

     2.7  Method of Payment.  All payments (including prepayments) to be made by
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the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, Boston, Massachusetts time, on the due date thereof to the Lender, at the Lender's office specified in subsection 9.4 (or such other place as the Lender may specify in writing from time to time), in Dollars and in immediately available funds. Payments received by the Lender after such time shall be deemed to have been received on the next Business Day. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. The Borrower hereby authorizes the

Lender to charge or debit any deposit account of the Borrower with the Lender to affect any payment due hereunder.

     2.8  Prepayments.  The Borrower may at any time and from time to time
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prepay the Loans, in whole or in part, without premium or penalty. All amounts received for the prepayment of Loans shall be applied to the Obligations as follows, so long as no Event of Default has occurred and is continuing: first,
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to any fees, charges, costs and expenses then owed by the Borrower to the Lender, second, to any accrued and unpaid interest under the Loans; and third,
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to the unpaid principal balance of the Loans. Upon the occurrence and during the continuation of any Event of Default, all amounts received for the prepayment of Loans shall be applied to the Obligations in such manner as the Lender may reasonably determine.

     2.9  Late Rate; Late Charge.
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          (a) Notwithstanding any provision contained in this Agreement or any other Financing Document to the contrary, if all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under subsection 7.1(a)), such overdue amount shall bear interest at a rate per annum (hereinafter referred to as the "Late Rate") which is equal to the rate that would
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     otherwise be applicable to a Loan under this Agreement, plus Two and 00/100 Percent (2.00%), from the date of such non-payment until such amount is paid in full (after as well as before judgment).

          (b) The Borrower agrees to pay, on demand and in addition to all other amounts payable under this Agreement and the other Financing Documents, a late charge on any payment that is more than ten (10) calendar days late, which late charge shall be equal to the greater of either (i) Thirty Five and 00/100 Dollars ($35.00) or (ii) Five and 00/100 Percent (5.00%) of such late payment. The assessment or collection of late charges is not intended and shall not be construed to permit payment of any amount payable under this Agreement or any of the other Financing Documents beyond the applicable due date thereof. The time period which is allowed before the assessment of late charges is not intended and shall not be construed as a grace or cure period with respect to payment or performance of any obligation under this Agreement or any of the other Financing Documents.

          (c) Notwithstanding any provision contained in this Agreement or any other Financing Document to the contrary, in no event shall the amount paid or agreed to be paid by the Borrower (or any other Person) as interest or as a premium on the Loans or any other Obligations exceed the highest lawful rate permissible under any law applicable thereto.

     2.10 Computation of Interest and Fees.  Interest and all fees payable
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hereunder shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. Any change in the interest rate on a Loan resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective. Interest under the Loans shall accrue on each day or part thereof (including any day which is not a Business Day) that any principal is outstanding thereunder.
Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.

     2.11 Loan Statements.   All advances by the Lender to or for the benefit of
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the Borrower pursuant to this Agreement shall be charged to the loan account or accounts opened in the Borrower's name on the Lender's books. The Lender will periodically render to the Borrower statements of such loan account or accounts, which shall, to the extent permitted by applicable law, constitute prima facie evidence of the existence and amounts of the outstanding Loans; provided,
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however, the failure of the Lender to render any such statement to the Borrower,
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or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) all of the Loans, in accordance with the terms and conditions of this Agreement and the other Financing Documents.

SECTION 3.  CONDITIONS PRECEDENT.
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       3.1  Conditions to Effectiveness and Initial Extensions of Credit.  The
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effectiveness of this Agreement and the agreement of the Lender to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Closing Date, of the following conditions precedent:

            (a) Financing Documents. The Lender shall have received the
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     following Financing Documents, each as duly executed by the parties thereto, with their signatures properly witnessed and notarized thereon where indicated: (i) this Agreement; (ii) the Note conforming to the requirements hereof; (iii) the Subsidiary Guaranty; (iv) the Security Agreements and (v) the Collateral Assignment of Lease.

            (b)  Actions to Perfect Liens.  The Lender shall have received
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     evidence in form and substance reasonably satisfactory to it that all filings, recordings and registrations, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Lender, desirable to perfect the Liens created by the Security Documents shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements satisfactory to the Lender for the completion thereof shall have been made).

            (c)  Pledged Stock; Stock Powers. The Lender shall have received the
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     original certificates representing the shares of Capital Stock pledged pursuant to the Borrower Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower.

            (d)  Lien Searches.  The Lender shall have received the results of a
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     recent search by a Person reasonably satisfactory to the Lender, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and each of its Subsidiaries in the jurisdictions set forth in Appendix B, and the results of such search shall
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     be satisfactory to the Lender.

            (e)  UCC-3 Termination Statements.  The Lender shall have received
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     UCC-3 termination statements and any other instrument necessary to terminate the Liens granted by the Borrower to any Person (other than Permitted Liens) (or, to the extent that any such UCC-3 termination statements or any other instrument shall not have been obtained and filed, arrangements satisfactory to the Lender for the obtaining and filing thereof shall have been made).

            (f)  Corporate Proceedings of the Borrower.  The Lender shall have
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     received a copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Financing Documents to which it is a party, (ii) the Extensions of Credit contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents to which Borrower is a party, all as certified by the Clerk or an Assistant Clerk of the Borrower as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (g)  Borrower Incumbency Certificate. The Lender shall have received
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     a certificate of the Borrower, dated as of the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Financing Document reasonably satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Clerk or an Assistant Clerk of the Borrower.

            (h)  Corporate Proceedings of Subsidiaries.  The Lender shall have
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     received a copy of the resolutions, in form and substance reasonably satisfactory to the Lender, of the Board of Directors of each Subsidiary of the Borrower authorizing (i) the execution, delivery and performance of the Financing Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, all as certified by the Clerk or an Assistant Clerk of each such Subsidiary as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

            (i)  Subsidiary Incumbency Certificate.  The Lender shall have
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     received a certificate of each Subsidiary of the Borrower, dated as of the Closing Date, as to the incumbency and signature of the officers of each such Subsidiary executing any Financing Document, reasonably satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Secretary of each such Subsidiary.

            (j)  Corporate Documents.  The Lender shall have received true and
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     complete copies of the Articles (or Certificate) of Organization (or Incorporation) and By-Laws of each of the Borrower and its Subsidiaries, as certified as of the Closing Date as complete and correct copies thereof by the Clerk (or Secretary) or an Assistant Clerk (or Assistant Secretary) of the Borrower or such Subsidiary, whichever is applicable.

            (k)  Legal Existence, Good Standing, Tax Good Standing and Foreign
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     Qualification Certificates.  The Lender shall have received certificates of
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     legal existence, good standing, tax good standing and foreign qualification for each of the Borrower and its Subsidiaries, all of recent date issued by the appropriate Governmental Authorities.

            (l)  Insurance.  The Lender shall have received evidence in form and
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     substance satisfactory to it that all of the requirements regarding the maintenance of insurance contained in this Agreement and the Security Documents shall have been satisfied.

            (m)  Landlord's Consent and Subordination Agreements. The Lender
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     shall have received a landlord's consent and subordination agreements from each landlord of the Borrower (other than the Borrower's landlord for the real estate located in Canton, Massachusetts) and each Subsidiary, together with a true, correct and complete copy of the Borrower's and each such Subsidiary's real estate lease with such landlord. Each such landlord's consent and subordination agreement must be in form and substance acceptable to the Lender.

            (n)  Borrowing Base Certificate; Inventory Report. The Lender shall
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     have received (i) a Borrowing Base Certificate; and (ii) a report summarizing all Inventory, in such form and with such detail or information as the Lender may reasonably request, all as completed and signed by a Responsible Officer of the Borrower.

            (o)  Legal Opinion.  The Lender shall have received an executed
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     legal opinion of Ropes & Gray, counsel to the Borrower, covering such matters related to the transactions contemplated by this Agreement and the other Financing Documents as the Lender may reasonably request. Such legal opinion shall be in a form and substance reasonably acceptable to the Lender and its counsel.

            (p)  Fees and Expenses The Lender shall have received reimbursement
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     or payment of (i) all legal fees incurred by the Lender in connection with the transactions contemplated herein, and (ii) all other out-of-pocket costs and expenses incurred by the Lender in connection with the transactions contemplated herein.

     3.2    Conditions to Each Extension of Credit. The agreement of the Lender
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to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit), is subject to the satisfaction of the following conditions precedent:

            (a)  Representations and Warranties. Each of the representations and
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     warranties made by the Borrower and the other Loan Parties in or pursuant to the Financing Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

            (b)  No Default.  No Default or Event of Default shall have occurred
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     and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

            (c)  Borrowing Requests. The Lender shall have received a request
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     for such Loan if and as required by this Agreement.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in clauses (a) and (b) of this subsection have been satisfied.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.
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     To induce the Lender to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to the Lender that, except as otherwise described in the Master Disclosure Schedule attached hereto:
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     4.1  Financial Condition.  The Borrower has furnished to the Lender the
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Borrower's financial statements for the years ended as of December 31, 1998 and December 31, 1999 (collectively, the "Initial Financial Statements"). The
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Initial Financial Statements were prepared in accordance with GAAP, consistently maintained and applied throughout the periods covered thereby (except as may be noted therein) and fairly present in all material respects the financial condition of the Borrower on the respective dates thereof and the results of the Borrower's operations for the respective periods covered thereby.

     4.2  No Change.  Since December 31, 1999, (a) there has been no development
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or event which has had or could reasonably be expected to have a Material Adverse Effect, (b) there has been no sale, transfer or other disposition by the Borrower of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of the Borrower) material in relation to the financial condition of the Borrower on December 31, 1999, and (c) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower (other than those dividends and distributions permitted pursuant to subsection 6.10(a)) nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower.

     4.3  Existence; Compliance with Law.  Each of the Borrower and its
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Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed to do business as a foreign company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and/or in good standing, in the aggregate could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     4.4  Power; Authorization; Enforceable Obligations. Each of the Borrower
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and its Subsidiaries has the power and authority, and the legal right, to make, deliver and perform the Financing Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each of the Borrower and its Subsidiaries has taken all necessary action to authorize the Loans on the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance by it of the Financing Documents to which it is a party. Except as otherwise set forth in the Master
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Disclosure Schedule, no consent or authorization of, filing with, notice to or
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other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by the Borrower or any of its Subsidiaries in connection with the Loans hereunder or with the execution, delivery or performance by the Borrower or any of its Subsidiaries or the validity or enforceability with respect to or against the Borrower or any of its Subsidiaries, as the case may be, of the Financing Documents to which the Borrower or such Subsidiary, as the case may be, is a party (other than the filings of Uniform Commercial Code financing statements in order to perfect the security interest that can be perfected by such filings). Each of the Financing Documents, when executed and delivered, will constitute a legal, valid and binding obligation of each of the Borrower and its Subsidiaries, as the case may be, enforceable against each of them, as the case may be, to the extent that each of them is a party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.5  No Legal Bar.  The execution, delivery and performance of the
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Financing Documents, the Loans hereunder and the use of the proceeds thereof by the Borrower will not violate any Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation other than as contemplated in or permitted by the Financing Documents.

     4.6  No Material Litigation. No litigation, investigation or proceeding of
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or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of their respective properties or revenues which has a reasonable possibility of an adverse determination, and if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     4.7  No Default.  Neither the Borrower nor any of its Subsidiaries is in
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default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing hereunder.

     4.8  Ownership of Property; Liens. Each of the Borrower and its
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Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all of its real property except for such matters as do not materially adversely affect the use of the property in the conduct of the business as currently conducted, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien (other than Permitted Liens). Set forth on the Master
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Disclosure Schedule is a true and complete list of all of real property owned or
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leased by the Borrower and its Subsidiaries as of the Closing Date and all Liens granted by the Borrower and its Subsidiaries in respect of any real property owned or leased by it as of the Closing Date.

     4.9  Intellectual Property.  (a)  Each of the Borrower and its Subsidiaries
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owns, or is licensed to use, all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of the Borrower and any of its Subsidiaries that are used in or necessary for the conduct of the business of the Borrower and its Subsidiaries being collectively referred to herein as the "Intellectual Property") necessary for the conduct of its business except for
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those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect and (b) no claim of which the Borrower has been given notice has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim, except for such claims that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     4.10 No Burdensome Restrictions.  No Requirement of Law or Contractual
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Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

     4.11 Taxes.  The Borrower and its Subsidiaries have filed or caused to be
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filed all tax returns which, to the knowledge of the Borrower and its Subsidiaries, are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property in respect of such periods and all other material taxes imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower and its Subsidiaries and other than any taxes which in the aggregate would not reasonably be expected to have a Material Adverse Effect) in respect of such periods.

     4.12 Federal Regulations. No part of the proceeds of any Loans will be used
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for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulations G, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by the Lender, the Borrower will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

     4.13 ERISA.  The Borrower and each Commonly Controlled Entity is in
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compliance in all material respects with ERISA and the provisions of the Tax Code applicable to any Plans. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Tax Code or Section 302 of ERISA) has occurred with respect to any Plan. Neither the Borrower nor any Commonly Controlled Entity has incurred any liability to the PBGC over and above premiums which are required by law and which would constitute a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has terminated any Plan in a manner which could result in the imposition of a Lien on the property of any Borrower or its Subsidiaries.

     4.14 Investment Company Act; Other Regulations.  Neither the Borrower nor
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any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of

1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness as contemplated herein.

     4.15 Subsidiaries.  Set forth on the Master Disclosure Schedule is a true
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and complete list of all of the Subsidiaries of the Borrower as of the Closing Date.

     4.16 Environmental Matters.  Except to the extent that the inaccuracy of
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any of the following (or the circumstances giving rise to such inaccuracy), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and to the knowledge of any Responsible Officer of the
Borrower:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to any liability under, any Environmental Law or could interfere with the continued operation of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries or could reasonably be expected to impair the fair saleable value thereof.

          (b) The Borrower and its Subsidiaries, together with all of the facilities and properties owned, leased or operated by the Borrower or its Subsidiaries, are in compliance, and to the knowledge of the Borrower and its Subsidiaries have in the last three years been in compliance with all applicable Environmental Laws and applicable Environmental Permits, and the Borrower and its Subsidiaries reasonably believe that they will be able to comply with all applicable Environmental Laws in the future and renew or obtain all Environmental Permits necessary for their operations in the future.

          (c) Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries or the business of the Borrower and its Subsidiaries, nor to the knowledge of the Borrower or any of its Subsidiaries is such notice being threatened.

          (d) Hazardous Materials have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, nor has their disposal been arranged for, by the Borrower or any of its Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law; nor have any Hazardous Materials been generated, treated, stored, emitted, discharged or otherwise released or threatened to be released or disposed of at, on or under any of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or to the knowledge of the Borrower or any of its Subsidiaries will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, or any of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries.

     4.17 Solvency.  As of the Closing Date, after giving effect to the
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transactions contemplated to occur on the Closing Date, each of the Borrower and its Subsidiaries is Solvent.

     4.18 Year 2000 Problem.  The Borrower and its Subsidiaries have reviewed
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the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (i.e. the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000 Problem" will not have any Materially Adverse Effect.

     4.19 Ownership of Borrower.  The classes of Capital Stock, the number of
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authorized shares of Capital Stock, the number of outstanding shares of Capital Stock and the par values or other designations of the Capital Stock or other equity interests of the Borrower are correctly set forth in the Master
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Disclosure Schedule.  All of the outstanding shares of Capital Stock or other
-------------------
equity interests of the Borrower are duly and validly issued, fully paid and nonassessable, and none of such issued and outstanding shares of Capital Stock or equity interests has been issued in violation of, or subject to, any preemptive or subscription rights. Except as set forth in the Master Disclosure
                                                               -----------------
Schedule, there are no: (a) outstanding shares of Capital Stock or other equity
--------
interests or other securities convertible into or exchangeable for Capital Stock or other beneficial interests of the Borrower, or (b) outstanding rights of subscription, warrants, calls, options, contracts or other agreements of any kind, issued, made or granted to or with any Person under which the Borrower may be obligated to issue, sell, purchase, retire or redeem or otherwise acquire or dispose of any shares of Capital Stock or other equity interest or beneficial interests of the Borrower.

SECTION 5.  AFFIRMATIVE COVENANTS.
            ----------------------

     The Borrower hereby covenants and agrees that, so long as any Loan is outstanding, or the Lender has any obligation to make any Loans, that:

     5.1  Financial Statements.  The Borrower shall furnish to the Lender the
          --------------------
following financial statements:

          (a)  As soon as available, but in any event within one hundred twenty
     (120) days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or a qualification arising out of the scope of the audit, by Arthur Andersen LLP or such other independent certified public accountants reasonably satisfactory to the Lender (it being understood that the requirements of the provisions of this clause (a) for any fiscal year may be satisfied by delivery of a copy of the Borrower's annual report on Form 10-K for such fiscal year);

          (b) So long as the total unpaid principal amount of the Loans is less than or equal to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), then as soon as available, but in any event not later than thirty (30) days after the end of each fiscal quarter of each fiscal year of the Borrower (other than that the fourth fiscal quarter of each such fiscal year), commencing with the fiscal quarter ending as of June 30, 2000, a management-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related management-prepared consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments) (it being understood that the requirements of the provisions of this clause (b) for any quarterly period may be satisfied by delivery of a copy of Borrower's quarterly report on Form 10-Q for such quarterly period); and

          (c) So long as the total unpaid principal amount of the Loans is greater than Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), then as soon as available, but in any event not later than thirty (30) days after the end of each month of each fiscal year of the Borrower (other than the twelfth month of each such fiscal year), commencing with the month ending as of April 30, 2000, a management-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related management-prepared consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

     5.2  Certificates; Other Information.  The Borrower shall furnish to the
          -------------------------------
Lender the following certificates and other information:

          (a) concurrently with the delivery of the financial statements referred to in subsection 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 5.1(a), 5.1(b) and 5.1(c), a Compliance Certificate, in the form attached hereto as Appendix C and incorporated
                                                 ----------
     herein by reference ("Compliance Certificate"), as completed and signed by
                           ----------------------
     a Responsible Officer of the Borrower;

          (c)  Not later than thirty (30) days after the last day of:

               (i) each calendar month so long as the total unpaid principal amount of the Loans is greater than Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), or

               (ii) each calendar quarter so long as the total unpaid principal amount of the Loans is less than or equal to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), whichever is applicable, a Borrowing Base Certificate, in the form attached hereto as Appendix D and incorporated herein by reference ("Borrowing Base Certificate") as completed and signed by a Responsible Officer of the Borrower;

          (d) not later than thirty (30) days after the close of each calendar month, a report summarizing all Inventory, all as completed and signed by a Responsible Officer of the Borrower, and in such form and with such detail or information as the Lender may reasonably request, from time to time;

          (e) not later than one hundred twenty (120) days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by management of the Borrower to be reasonable at the time made and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect; and

          (f) within fifteen (15) calendar days after the same are sent, copies of all other financial statements and reports which the Borrower sends to the holders of any class of its debt securities or public equity securities and within fifteen (15) calendar days after the same are filed, copies of all other financial statements and reports which the Borrower may make to, or file with, the SEC or any successor or analogous Governmental Authority.

     The Borrower shall, and shall cause each of its Subsidiaries to, furnish to the Lender promptly, such additional financial and other information within the possession of the Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request.

     5.3  Payment of Obligations.  The Borrower shall, and shall cause each of
          ----------------------
its Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the material obligations of the Borrower or such Subsidiary, whichever is applicable, except as contemplated by this Agreement or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

     5.4  Conduct of Business and Maintenance of Existence.  The Borrower shall,
          -------------------------------------------------
and shall cause each of its Subsidiaries to: (a) continue to engage in business of the same general type as now conducted by Borrower and each of its Subsidiaries; (b) preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain in all material respects all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 6.7; and (c) comply in all material respects with all Contractual Obligations and Requirements of Law, except where (i) any such Contractual Obligation is being contested in good faith, a bona fide dispute exists with respect to any such Contractual Obligation or failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (ii) any such Requirement of Law is being contested in good faith and the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.5  Maintenance of Property; Insurance. The Borrower shall, and shall
          ----------------------------------
cause each of its Subsidiaries to: (a) keep all property material to the conduct of its business in good working order and condition; (b) maintain insurance with financially sound and reputable insurance companies on such of its property and in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of a similar size engaged in the same or a similar business; and (c) furnish to the Lender, upon written request, full information as to the insurance carried.

     5.6  Inspection of Property; Books and Records; Discussions.  The Borrower
          ------------------------------------------------------
shall, and shall cause each of its Subsidiaries to: (a) keep proper financial records in conformity with GAAP and all Requirements of Law; (b) permit representatives of the Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, upon reasonable notice, and as often as may reasonably be desired; and (c) permit, upon reasonable notice during normal business hours, representatives of the Lender to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

     5.7  Notices. The Borrower shall, and shall cause each of its Subsidiaries
          -------
to, give prompt notice to the Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured, or resolved or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is not covered by insurance or in which injunctive or similar relief is sought which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (d) the following events, as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof:
     (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity with respect to the withdrawal from, or the termination, reorganization or insolvency of, any Plan; and

          (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

     Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

     5.8  Environmental Laws.  The Borrower shall, and shall cause each of its
          ------------------
Subsidiaries to:

          (a) comply with, and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws; and

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

     5.9  Maintenance of Liens of the Security Documents. The Borrower shall,
          ----------------------------------------------
  and shall cause each of its Subsidiaries to, promptly, upon the reasonable request of the Lender, at the sole cost and expense of the Borrower and its Subsidiaries, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Lender necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby.

     5.10 Pledge of After Acquired Property.  If at any time following the
          ---------------------------------
Closing Date, the Borrower or any of its Subsidiaries shall acquire property of any nature whatsoever having a value in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, the Borrower shall, or shall cause the relevant Subsidiaries to, as soon as possible and in no event later than thirty (30) days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Lender a first priority (subject to Permitted Liens) Lien on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Lender. The Borrower, at its sole expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Lender to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

     5.11 New Subsidiaries.  The Borrower shall cause, at its sole cost and
          ----------------
expense, each new Subsidiary of the Borrower created or acquired on or after the date hereof, promptly upon such creation or acquisition, to execute and deliver to the Lender the following agreements and documents, which agreements and documents shall be in form and substance reasonably satisfactory to the Lender:
(a) a joinder and assumption agreement, pursuant to which, such new Subsidiary shall be become a party to the Subsidiary Guaranty as a guarantor thereunder and the Subsidiary Security Agreement and as a debtor thereunder; (b) any and all UCC financing statements which the Lender deems necessary and appropriate in order to perfect its first priority perfected security interests in all of the assets of such Subsidiary; and (c) such other agreements, documents, financing statements, instruments, opinions and certificates and completion of such other matters, as the Lender may reasonably deem necessary or appropriate.

     Promptly upon the creation or acquisition of any Subsidiary created or acquired after the date hereof, the Borrower shall cause, at its sole cost and expense, all of the issued and outstanding shares of Capital Stock, membership interests and other equity interests of each such Subsidiary to be pledged to the Lender so that the Lender has a first priority perfected security interest in all such shares, membership interests and other equity interests. Such pledge shall be pursuant to a pledge agreement in a form and substance reasonably satisfactory to the Lender.

     5.12  Depository Accounts. The Borrower shall maintain the Lender as its
           -------------------
bank for its primary depository accounts.

SECTION 6.  NEGATIVE COVENANTS.
            -------------------

     The Borrower hereby covenants and agrees that, so long as any Loan is outstanding, or the Lender has any obligation to make any Loans, that:

     6.1  Financial Covenants.
          -------------------

         (a)   Consolidated Debt Service Ratio.  On the last day of each fiscal
               ------------------------------
     quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2000, the Borrower shall not permit, and shall cause each of its Subsidiaries not to permit, the Consolidated Debt Service Ratio to be less than 1.25 to 1.00 for the period of four (4) consecutive fiscal quarters ending on such date.

         (b) Consolidated Leverage Ratio. On the last day of each fiscal quarter
             ---------------------------
     of the Borrower, commencing with the fiscal quarter ending June 30, 2000, the Borrower shall not permit, and shall cause each of its Subsidiaries not to permit, the Consolidated Leverage Ratio to be greater than 1.00 to 1.00 on such date.

     Notwithstanding any provision contained in this Agreement to the contrary herein, for purposes of making all calculations in connection with the covenants contained in this subsection 6.1, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP consistently applied as in effect on the date of this Agreement. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the Compliance Certificate required pursuant to subsection 5.2(b) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such Compliance Certificate.

     6.2  Limitation on Changes in Fiscal Year. The Borrower shall not, and
          ------------------------------------
shall not permit any of its Subsidiaries to, change the fiscal year of the Borrower or any of its Subsidiaries.

     6.3  Limitation on Indebtedness. The Borrower shall not, and shall cause
          --------------------------
each of its Subsidiaries not to, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness to the Lender arising under any of the Financing Documents;

          (b) Purchase Money Indebtedness of the Borrower or any of its Subsidiaries not to exceed the aggregate sum of One Hundred Thousand and 00/100 Dollars ($100,000.00);

          (c) Indebtedness with respect to Capitalized Lease Obligations of the Borrower or any of its Subsidiaries not to exceed the aggregate sum of One Hundred Thousand and 00/100 Dollars ($100,000.00);

          (d) current liabilities which are incurred in the ordinary course of business and which are not incurred through (i) the borrowing of money or
     (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

        (e) Indebtedness with respect to taxes, assessments, governmental charges or levies which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, a the case may be, in conformity with GAAP; and

        (f) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, so long as such Indebtedness (i) is subordinated in right of payment to all Obligations; and (ii) has terms and conditions as the Lender may reasonably require.

     6.4  Limitation on Contingent Liabilities. The Borrower shall not, and
          ------------------------------------
shall not permit any of its Subsidiaries to, assume, guarantee, endorse or otherwise become directly or contingently liable (including without limitation, liable by way of agreement, contingent or otherwise to purchase or provide funds for payment, to supply funds to or otherwise invest in any debtor or otherwise to assure any creditor against any loss) in connection with any Indebtedness of any other Person, except for: (a) liabilities to the Lender arising under any of the Financing Documents; and (b) guarantees made in the ordinary course of the business by the Borrower of obligations of any Subsidiary, which obligations are otherwise permitted under this Agreement.

     6.5  Limitation on Liens.  The Borrower shall not, and shall not permit any
          -------------------
of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (hereinafter referred to collectively as "Permitted Liens"):
 ---------------

          (a)  Liens created pursuant to the Security Documents;

          (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (c) statutory landlords' liens and carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings;

          (d) judgment Liens created by or resulting from any litigation or legal proceeding if released or bonded within thirty (30) days of the date of creation thereof, unless such litigation or legal proceeding could reasonably be expected to have a Material Adverse Effect;

          (e) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) Liens consisting of easements, zoning restrictions, flowage rights, rights-of-way, covenants, conditions, restrictions, reservations, licenses, agreements and other similar matters, which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the use of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary;

          (h) Liens to secure Indebtedness for Purchase Money Indebtedness to the extent that such Indebtedness is permitted under subsection 6.3(b); provided, however, that (i) each such Lien is given only to secure the
     -----------------
     purchase price of the property which is the subject of such Purchase Money Indebtedness, does not extend to any other property and is given at the time of acquisition of the property; and (ii) the Purchase Money

     Indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition;

        (i) Liens in favor of lessors under Capitalized Leases to the extent that the Capitalized Lease Obligations thereunder is Indebtedness permitted under subsection 6.3(c); provided, however, that each such Lien extends
                              --------  -------
     only to the property which is subject of such Capitalized Lease, is given only to secure the Capitalized Lease Obligations under such Capitalized Lease, and is given at the commencement date of such Capitalized Lease; and

        (j) Liens in existence on the date hereof listed on the Master
                                                                ------
     Disclosure Schedule; provided, however, that no such Lien encumbers any
     -------------------  -----------------
     additional property after the Closing Date and that the amount of Indebtedness secured thereby shall not subsequently be increased.

     6.6  Limitation on Negative Pledges.  The Borrower shall not, and shall not
          ------------------------------
permit any of its Subsidiaries to, enter into with any Person any agreement (other than this Agreement and the other Financing Documents) which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or which prohibits or limits loans or dividends by any of the Subsidiaries to the Borrower.

     6.7  Limitation on Fundamental Changes. The Borrower shall not, and shall
          ---------------------------------
not permit any of its Subsidiaries to, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:


        (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

        (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower; and

        (c) pursuant to any sale of assets expressly permitted by subsection
     6.8.

     6.8  Limitation on Sale of Assets.  The Borrower shall not, and shall not
          -----------------------------
permit any of its Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person (other than the Borrower or any wholly owned Subsidiary, and subject to the provisions of the Security Documents), except:

          (a) the conveyance, sale, lease, assignment, transfer or other disposition of Obsolete Property or surplus property in the ordinary course of business;

          (b)  the sale of inventory in the ordinary course of business;

          (c) the sale or discount for fair value, without recourse and consistent with sound business practices of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

          (d) the license of Intellectual Property in the ordinary course of business;

          (e) leases or subleases of property not materially interfering with the ordinary course of conduct of the business of the Borrower and its Subsidiaries;

          (f) the sale or transfer of property and assets to the extent and as permitted by subsection 6.7(b); and

     6.9  Limitation on Sales and Leasebacks.  The Borrower shall not, and shall
          -----------------------------------
not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

     6.10 Restricted Payments. The Borrower shall not, and shall not permit any
          -------------------
of its Subsidiaries to, declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries or any warrants or options to purchase any such shares of Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any of its Subsidiaries (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that,
                     -------------------

          (a) so long as no Event of Default, or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred or is continuing, any Subsidiary may declare and pay dividends to the Borrower or any other Subsidiary, to the extent and as provided under the Security Documents;

          (b) In addition to the stock options granted by the Borrower to certain of its officers, directors and employees as of the date hereof, the Borrower shall be permitted to grant, from time to time, to its officers, directors and employees stock options to purchase up to Five Percent (5%) of the shares of Capital Stock of the Borrower which, after such issuance, would be outstanding on a fully-diluted and fully-converted basis, so long as no Event of Default, or event which with the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred or is continuing; and

          (c) the Borrower may repurchase, redeem or otherwise acquire or retire for value any shares of Capital Stock held by officers, directors and employees of the Borrower pursuant to any employee equity subscription agreement, stock option agreement or stock ownership arrangement; provided that (i) the aggregate price paid for all such repurchased, redeemed, acquired or retired shares of Capital Stock shall not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00) in any twelve-month period plus the aggregate cash proceeds received by the Borrower during such twelve-month period from any reissuance of shares of Capital Stock to employees of the Borrower; and (ii) no Event of Default shall have then occurred and be continuing or would result therefrom, provided that this clause (ii) shall not prohibit any transaction under this subsection clause (d) of this subsection within sixty (60) days of the date of declaration or the making of any binding commitment in respect of any such transaction if at said date of declaration or commitment no Event of Default shall have then occurred and be continuing or would result therefrom.

     6.11  Limitation on Investments, Loans and Advances.  The Borrower shall
           ----------------------------------------------
not, and shall not permit any of its Subsidiaries to, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or any assets constituting a business unit of, or make any other investment in, any Person (an "Investment"), except:
                                                          ----------

           (a)  investments in Cash Equivalents;

           (b) securities held by the Borrower or any of its Subsidiaries prior to the Closing Date and listed on the Master Disclosure Schedule;
                                           --------------------------

           (c) Investments by the Borrower in any Subsidiary and Investments by any such Subsidiary in the Borrower or in any other Subsidiary; and

           (d) extensions of trade credit and endorsements of negotiable instruments and other negotiable documents in the ordinary course of business.

     6.12  Limitation on Transactions with Affiliates.  The Borrower shall not,
           -------------------------------------------
and shall not permit any of its Subsidiaries to, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement; (b) in the ordinary course of the Borrower's or such Subsidiary's business; and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate; provided, however, that the foregoing
                                    -----------------
restriction shall not prohibit (i) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (ii) any issuance of securities in connection with employment arrangements, stock options and stock ownership plans of the Borrower entered into in the ordinary course of business; (iii) transactions between the Borrower and its Subsidiaries; and (iv) the transactions contemplated by the agreements listed on the Master Disclosure
                                                              -----------------
Schedule.
--------

     6.13   Limitation on Lines of Business.  The Borrower shall not, and shall
            --------------------------------
not permit any of its Subsidiaries to, enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are reasonably related thereto.

SECTION 7.  EVENTS OF DEFAULT.
            ------------------

     7.1    Events of Default; Acceleration.  If any of the following events
            -------------------------------
shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms of this Agreement and the other Financing Documents; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five (5) days after any such interest or other amount becomes due in accordance with the terms of this Agreement and the other Financing Documents; or

            (b) any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Financing Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Financing Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) the failure by the Borrower or any other Loan Party to punctually perform, observe, comply with or satisfy any covenant, agreement or condition contained in (i) subsections 5.1 to 5.3 (inclusive), 5.5 to
     5.7 (inclusive), 5.10, 5.11 and 6.1 to 6.12 (inclusive) of this Agreement or (ii) subsections 4.1, 5.6(a)-(d), 5.7(d) and 5.8 of each of the Security Agreements; or

            (d) the Borrower or any Subsidiary shall default in the observance or performance of any other agreement contained in this Agreement or any other Financing Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of thirty (30) days after the earlier of (i) the date on which a Responsible Officer of the Borrower first learns of such default or (ii) the date on which written notice thereof shall have been given to the Borrower by the Lender; or

            (e) the Borrower or any Subsidiary shall fail to pay when due (after any applicable period of grace) any Indebtedness of the Borrower or such Subsidiary (other than Indebtedness comprising of the Obligations), which together with all such other due but unpaid Indebtedness, exceeds the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00), or shall fail (after any applicable period of grace) to observe or perform any term, covenant or agreement evidencing or securing such Indebtedness, which, if uncured or unwaived, permits the acceleration of such Indebtedness, or any default or event of default shall have been declared under any agreement relating to such Indebtedness; or

            (f) the Borrower or any other Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property,
     (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code, as amended from time to time, (v) take any action or commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the United States Bankruptcy Code, as amended from time to time or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (viii) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) a proceeding or case shall be commenced against the Borrower or any other Loan Party, without the application or consent of the Borrower or such Loan Party, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code, as amended from time to time, against the Borrower or any other Loan Party; or action under the laws of the jurisdiction of incorporation or organization of the Borrower or any other Loan Party similar to any of the foregoing shall be taken with respect to the Borrower or any other Loan Party and shall continue unstayed and in effect for a period of sixty (60) days; or

          (h) (i) the Borrower or any Commonly Controlled Entity shall fail to pay when due any amount that it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA, unless (A) such liability is being contested in good faith by appropriate proceedings, the Borrower or such Commonly Controlled Entity, as the case may be, has established and is maintaining adequate reserves in accordance with GAAP and no lien shall have been filed to secure such liability or (B) which would not have a Material Adverse Effect; (ii) the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans; or (iii) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

          (i) one or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving individually a liability of One Hundred Thousand and 00/100 Dollars ($100,000.00) (not paid or fully covered by insurance) or in the aggregate a liability (not paid or fully covered by insurance) of Two Hundred Thousand and 00/100 Dollars ($200,000.00) or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty
     (30) days from the entry thereof; or

           (j) service of any process upon the Lender, seeking to attach by Lien, levy, mesne, trustee or other process, any funds of the Borrower or any of its Subsidiaries on deposit with, or in possession or control of the Lender; or

           (k) if any of the Financing Documents (including the Subsidiary Guaranty) (or any provision contained therein) shall be cancelled, terminated, revoked, curtailed or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lender, or any action at law, suit or in equity or other legal proceeding to cancel, revoke, curtail or rescind any of the Financing Documents shall be commenced by or on behalf of the Borrower or any of its officers, director or stockholders, or any Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any of the Financing Documents (including the Subsidiary Guaranty) (or any provision contained therein) is illegal, invalid or unenforceable in accordance with the terms thereof; or

           (l) any of the Security Documents shall, at any time after their execution and delivery for any reason, cease to create a valid and perfected first priority security interest in and to all of the Collateral pledged or granted thereunder; or

           (m) a material portion of the property of the Borrower and its Subsidiaries (whether or not Collateral) is damaged by fire or other casualty, or otherwise lost or stolen, the restoration or replacement cost of which property exceeds, in the aggregate, the amount of insurance proceeds readily available for such restoration or replacement, and such loss would have a Material Adverse Effect; or

           (n)  there shall have occurred a Change of Control;

then, and in any such event, so long as the same may be continuing, the Lender may, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Notes and the other Financing Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in subsection 7.1(f) or subsection 7.1(g), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Lender.

     7.2   Termination of Commitment.  If any one or more of the Events of
           -------------------------
Default specified in subsection 7.1(f) or subsection 7.1(g) shall occur, any unused portion of the credit hereunder shall forthwith terminate and the Lender shall be relieved of all further obligations to make Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, the Lender may, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and the Lender shall be relieved of all further obligations to make Loans. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations.

SECTION 8.  RIGHTS AND REMEDIES.
            --------------------

     8.1    Rights and Remedies.  In case any one or more of the Events of
            -------------------
Default shall have occurred and be continuing, and whether or not the Lender shall have accelerated the maturity of the Loans pursuant to subsection 7.1, the Lender, if owed any amount with respect to the Loans may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan documents or any instrument pursuant to which the Obligations to the Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender.

     8.2    Setoff.  Regardless of the adequacy of any of the Collateral, upon
            ------
the occurrence and during the continuance of any Event of Default, any deposits or other sums credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in the possession of the Lender may be applied to or set off by the Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lender.

     8.3    No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Financing Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     8.4    Distribution of Collateral Proceeds.  In the event that, following
            -----------------------------------
the occurrence or during the continuance of any Event of Default, the Lender receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows: (a) first, to the Obligations in such order or preference as the Lender may
-----
determine; (b) second, upon payment and satisfaction in full or other provisions
               ------
for payment in full satisfactory to the Lender of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(l)(c) of the UCC; and (c) third, the excess, if any, shall be returned to the Borrower or to
             -----
such other Persons as are entitled thereto.

SECTION 9.  MISCELLANEOUS.
            --------------

     9.1    Survival of Covenants.  Except for those which by their terms
            ---------------------
survive termination of the Financing Documents, all agreements, representations, covenants and warranties made by the Borrower and any Loan Party in the Financing Documents shall remain in full force and effect until all Obligations to the Lender have been paid in full and satisfied, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position.

     9.2   Prior Discussions; Amendments in Writing; Counterparts. The Financing
           ------------------------------------------------------
Documents incorporate all discussions and negotiations among the Lender, the Borrower and the other Loan Parties and either express or implied, concerning the Obligations, notwithstanding any custom, usage or oral agreement or understanding to the contrary. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart.

     9.3   Severability.  Any provision of this Agreement which is prohibited or
           -------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.4   Notices.  All notices, requests and demands to or upon the respective
           -------
parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered by hand, or when sent by facsimile transmission or by telex, answer back received, or on the first Business Day after delivery to any overnight delivery service, freight prepaid, or three (3) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows in the case of the Borrower, any Subsidiary and the Lender, or to such other address as may be hereafter notified by the respective parties hereto:

           (a)  If to the Borrower
                or any Subsidiary, then: Geerlings & Wade, Inc.
                                         960 Turnpike Street
                                         Canton, Massachusetts  02021
                                         Attention: David R. Pearce,
                                                    President
                                         Telecopier No: (781) 821-4153

                        with copies to:  Ropes & Gray
                                         One International Place
                                         Boston, MA 02110
                                         Attention: Mark V. Nuccio, Esq.
                                         Telecopier No.: (617) 951-7050

           (b)  If to the Lender, then:  Citizens Bank of Massachusetts
                                         28 State Street
                                         Boston, Massachusetts 02109
                                         Attention:  Corporate Banking
                                         Telecopier No: (617) 725-5670

                        with copies to:  Peabody & Arnold LLP
                                         50 Rowes Wharf

                                         Boston, MA 02110
                                         Attention: Frank S. Hamblett, Esq.
                                         Telecopier No:  617-951-2125

provided that any notice, request or demand to or upon the Lender pursuant to subsection 2.3, 2.7 or 2.8 shall not be effective until received.

     9.5   Expenses.  The Borrower agrees to pay (a) the reasonable costs of
           --------
producing and reproducing this Agreement, the other Financing Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income) on or with respect to the transactions contemplated by this Agreement (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of counsel to the Lender incurred in connection with the preparation, negotiation, administration or interpretation of the Financing Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Lender incurred by the Lender in connection with the preparation, negotiation, administration or interpretation of the Financing Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Lender, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Financing Documents against the Borrower or the administration thereof after the occurrence of a Default or Event of Default (including engineering appraiser and investment banking charges) and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower and (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants contained in this subsection shall survive payment or satisfaction in full of all other Obligations.

     9.6   Indemnification.  The Borrower agrees to indemnify and hold harmless
           ---------------
the Lender from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Financing Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any other Loan Party comprised in the Collateral, (c) all liabilities, obligations, claims, damages, costs, losses and expenses (including court costs and attorney's reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of the Lender's interest therein, or in collecting or enforcing the Obligations, or in enforcing any of the Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Financing Documents, the Obligations, the Collateral, or on account of the Lender's relationship with the Borrower or any other Loan Party (except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's actual bad faith, willful misconduct or gross negligence) or (d) with respect to the Borrower or any other Loan Party and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lender shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this subsection are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this subsection shall survive payment or satisfaction in full of all other Obligations.

     9.7   Acknowledgements.  The Borrower hereby acknowledges that (a) the
           -----------------
Borrower has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Financing Documents; (b) the Lender has no fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Financing Documents, and the relationship of the Lender, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Financing Documents or otherwise exists by virtue of the transactions contemplated hereby between the Borrower and the Lender.

     9.8   Successors and Assigns; Assignments and Participation.
           -----------------------------------------------------

           (a)  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
     and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement.

           (b)  Assignments.  The Lender shall have the unrestricted right at
                -----------
     any time or from time to time, and without the Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the
                                                           --------
     Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the Lender shall deem necessary to effect the foregoing. In addition, at the request of the Lender and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if bank has retained any of its rights and obligations hereunder following such assignment, to the Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the

     Lender in connection with such assignment, and the payment by the Assignee of the purchase price agreed to by the Lender and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Lender hereunder (and under all of the other Financing Documents) to the extent that such rights and obligations have been assigned by the Lender pursuant to the assignment documentation between the Lender and such Assignee, and the Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. In addition to the foregoing assignments permitted under this subsection, the Lender may at any time pledge all or any portion of its rights under this Agreement and the other Financing Documents to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by the Federal Reserve Bank. No such assignment shall release the Lender from its obligations under this Agreement and the other Financing Documents.

           (c)   Participation.  The Lender shall have the unrestricted right at
                 -------------
     any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Lender's obligation
               -----------
     to lend hereunder and/or any or all of the loans held by the Lender hereunder. In the event of any such grant by the Lender of a participating interest to a Participant, whether or not upon notice to the Borrower, the Lender shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations hereunder. The Lender may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Lender shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

     9.9   Loss, Theft, Destruction or Mutilation of any Note.  Upon receipt of
           --------------------------------------------------
an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of any Note or any other Financing Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other Financing Document, the Borrower will issue, in lieu thereof, a replacement note or other Financing Document in the same principal amount thereof and otherwise of like tenor.

     9.10  Waiver of Jury Trial.  THE BORROWER AND THE LENDER HEREBY WAIVE THEIR
           ---------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     9.11  Governing Law; Jurisdiction.  This Agreement and the other Financing
           ---------------------------
Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal by their proper and duly authorized officers as of the day and year first above written.


WITNESS:                            GEERLINGS & WADE, INC.


/s/ Ivetta Estrella                 By:/s/ David A. Pearce
--------------------------             -------------------------------
Name:                               Name:  David A. Pearce
                                    Title: President
                                           Its duly authorized officer:

WITNESS:                            CITIZENS BANK OF MASSACHUSETTS


[Signature appears here]            By:/s/ Michael T. Bulman
--------------------------             -------------------------------------
Name:                                  Michael T. Bulman, Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                           April 12, 2000
                                                    --

     Then personally appeared the above-named David R. Pearce as President of
                                              ---------------    ---------
Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.

                                       /s/ Sharon J. Read
                                       --------------------------------------
                                       Notary Public
                                       My commission expires: 12/1/00
                                       [AFFIX NOTARIAL SEAL]


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                April 12, 2000
                                                         --

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.



                                       /s/ Colleen J. Connor
                                       -------------------------------------
                                       Notary Public
                                       My commission expires: 8/24/00
                                       [AFFIX NOTARIAL SEAL]

________________________________________________________________________________
                               CREDIT AGREEMENT

                               (the "Agreement")
                                     ---------

                                by and between

                        CITIZENS BANK OF MASSACHUSETTS
                                (the "Lender")
                                      ------

                                      and

                            GEERLINGS & WADE, INC.
                               (the "Borrower")
                                     --------
______________________________________________________________________________

                                  Appendix A
                                  ----------

     1.   Definitions.  As used in the Agreement, the following terms shall have
          -----------
the following meanings:

          "Affiliate":  as to any Person, any other Person (other than a
           ---------
     Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agreement":  this Credit Agreement, as amended, supplemented or
           ---------
     otherwise modified from time to time.

          "Asset Sale":  as to any Person, any voluntary or involuntary sale or
           ----------
     other disposition subsequent to the Closing Date of any assets or property of such Person.

          "Board of Governors":  the Board of Governors of the Federal Reserve
           ------------------
     System and any Governmental Authority which succeeds to the powers and functions thereof.

          "Borrower":  as defined in the preamble to this Agreement.
           --------

          "Borrower Security Agreement - All Assets":  the Borrower Security
           ----------------------------------------
     Agreement - All Assets to be executed and delivered by the Borrower, substantially in the form of Exhibit B, as the same may be amended,
                                  ---------
     supplemented or otherwise modified from time to time.

          "Borrowing Base":  as defined in subsection 2.2.
           --------------

          "Borrowing Date":  any Business Day specified in a notice pursuant to
           --------------
     subsection 2.3 as a date on which the Borrower requests the Lender to make Loans hereunder.

          "Business Day":  any day excluding Saturday, Sunday and any day which
           ------------
     is a legal holiday under the laws of The Commonwealth of Massachusetts, or is a day on which banking institutions located in The Commonwealth of Massachusetts are required or authorized by any Requirement of Law to be closed.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Capitalized Lease":  any lease of property, real or personal, the
           -----------------
     obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Capitalized Lease Obligations":  as to any Person, the obligations of
           -----------------------------
     such Person to pay rent or other amounts under any Capitalized Leases; the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Cash Dividends":  for any period, the cash dividends paid by the
           --------------
     Borrower or any of its Subsidiaries during such period with respect to their Capital Stock.

          "Cash Equivalents":  (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition, (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of the Lender, or of any domestic commercial bank the long-term debt of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's Ratings Group, or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of Five Hundred Million and 00/100 Dollars ($500,000,000.00), (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) above, (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within two hundred seventy (270) days after the date of acquisition thereof and (f) other investment instruments approved in writing by the Lender and offered by the Lender or by any financial institution which has a combined capital and surplus of not less than One Hundred Million and 00/100 Dollars ($100,000,000.00).

          "Change of Control": the majority of the Board of Directors of the
           -----------------
     Borrower ceases to consist of those individuals who are Incumbent
     Directors.

          "Closing Date": the date on which the conditions precedent set forth
           ------------
     in subsection 3.1 shall be satisfied or waived (but in no event later than April 7, 2000).

          "Collateral": all assets of the Loan Parties, now owned or hereinafter
           ----------
     acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Assignment of Lease": the Collateral Assignment of Lease
           ------------------------------
     to be executed and delivered by the Borrower, substantially in the form of Exhibit C, as the same may be amended, modified, substituted, extended or
     ---------
     restated, from time to time.

          "Commonly Controlled Entity": an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Tax Code or, solely for purposes of determining liability under Section 412 of the Tax Code, which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Tax Code.

          "Compliance Certificate": as defined in subsection 5.2(b).
           ----------------------

          "Cash Taxes": for any period, the aggregate cash amount of state and
           ----------
     federal income taxes paid by the Borrower and its Subsidiaries during such period.

          "Consolidated Debt": at any date of determination, all Indebtedness of
           -----------------
     the Borrower and its Subsidiaries (including without limitation, all of the Obligations) at such date of determination as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Debt Service Ratio": for any period, the ratio of:
           -------------------------------

               (a)  the sum of the Consolidated EBITDA for such period, minus
                                                                        -----
          any Cash Taxes paid during such period, minus any payments made by the
                                                  -----
          Borrower or any Subsidiary during such period for Capital Expenditures that are not financed, minus any Cash Dividends paid during such
                                 -----
          period, all as determined on a consolidated basis in accordance with GAAP, to

               (b) the sum of all mandatory payments made by the Borrower or any of its Subsidiaries on any long term debt (including without limitation, any Capitalized Leases) during such period, plus the
                                                                  ----
          Consolidated Interest Expense for such period, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated EBITDA": for any period, the Consolidated Net Income for
           -------------------
     such period, plus, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income taxes, (vi) all other non-cash expenses, and (vii) with respect to the Borrower's fiscal quarter ended December 31, 1999, Nine Hundred Thirty Thousand and 00/100 Dollars ($930,000.00) in connection with non-recurring charges related to advertising the Borrower's winebins.com, minus, to the
                                                   ------------
     extent added in determining such Consolidated Net Income, any non-cash income or non-cash gains, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense": for any period, the net interest
           -----------------------------
     expense of Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Leverage Ratio": at any date of determination, the ratio
           ---------------------------
     of (a) the unpaid Consolidated Debt as of such date to (b) the Consolidated Tangible Net Worth as of such date.

          "Consolidated Net Income": for any period, the net income of the
           -----------------------
     Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication): (a) any extraordinary or non-recurring gains or losses (including, with respect to the Borrower's fiscal quarters ended September 30, 1999 and December 31, 1999, merger related expenses of Six Hundred Ninety Six Thousand Six Hundred Sixty Four and 00/100 Dollars ($696,664.00) and One Hundred Twenty Four Thousand One Hundred Seventy Four and 00/100 Dollars ($124,174.00), respectively) or gains or losses from Asset Sales, (b) effects of discontinued operations, (c) the income (or loss) of any Person in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Borrower or any of its Subsidiaries by such Person during such period and (e) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or the date such Person's assets are acquired by the Borrower or any of its Subsidiaries.

          "Consolidated Tangible Net Worth": at any date of determination, the
           -------------------------------
     sum of the aggregate tangible assets of the Borrower and its Subsidiaries after having excluded (a) the book value of all Intangible Assets of the Borrower and its Subsidiaries and (b) all liabilities of the Borrower and its Subsidiaries (including all deferred income taxes), all as determined on a consolidated basis in accordance with GAAP consistently applied.

          "Contractual Obligation": as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Default": any of the events specified in subsection 7.1, whether or
           -------
     not any requirement contained therein for the giving of notice, the lapse of time or both, has been satisfied.

          "Dollars" and "$": dollars in lawful currency of the United States of
           -------       -
     America.

          "Eligible Inventory": all Inventory other than Inventory: (i) held on
           ------------------
     consignment, or not otherwise owned by the Borrower or any of its Subsidiaries, or of a type no longer sold by the Borrower or any of its Subsidiaries; (ii) which has been returned by a customer or is damaged or subject to any legal encumbrance other than a Permitted Lien; (iii) which is not in the possession of the Borrower or any of its Subsidiaries (unless the Lender receives a waiver from the party in possession of such inventory in form and substance satisfactory to the Lender), (iv) which is held by the Borrower or any of its Subsidiaries on leased property, unless the Lender receives a waiver or subordination agreement from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Lender, (v) located or otherwise kept in the State of Michigan (unless the Lender receives written evidence in form and substance satisfactory to the Lender that the Lender has a first priority perfected security interest in such Inventory pursuant to the Security Documents),
     (vi) as to which the Lender does not have a first priority perfected security interest pursuant to the Security Documents, (vii) which has been shipped to a customer of the Borrower or any of its Subsidiaries, as the case may be, regardless of whether such shipment is on a consignment basis,
     (viii) which is not located within the United States of America, or (ix) which the Lender reasonably deems to be obsolete or not marketable.

          "Environmental Laws": any and all foreign, Federal, state, local or
           ------------------
     municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Environmental Permits": all permits, licenses, registrations,
           ---------------------
     notifications, exemptions, and other authorizations required under Environmental Laws.

          "ERISA": the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "Event of Default": any of the events specified in subsection 7.1,
           ----------------
     provided, however, that any requirement contained therein for the giving of
     -----------------
     notice, the lapse of time or both, has been satisfied.

          "Extension of Credit": the making of any Loan by the Lender.
           -------------------

          "Financing Documents": this Agreement, any Notes, the Security
           -------------------
     Documents, the Subsidiary Guaranty, the subordination agreements, and any and all other agreements, guaranties, instruments, documents, certificates, financing statements, powers of attorney, consents and filings, whether heretofore, now, or hereafter executed by or on behalf of the Borrower or any of its Subsidiaries or any other Person and delivered to the Lender in connection with the Loans, all as may be amended, modified, supplemented, restated or extended from time to time.

          "GAAP": generally accepted accounting principles in the United States
           ----
     of America in effect from time to time (subject to the provisions of the last paragraph of subsection 6.1).

          "Governmental Authority": any nation or government, any state or other
           ----------------------
     political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Hazardous Materials": any petroleum (including crude oil or any
           -------------------
     fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos and asbestos-containing materials, pollutants, contaminants, and all other materials and substances including but not limited to radioactive materials regulated pursuant to any Environmental Laws or that could result in liability under any Environmental Law.

          "Incumbent Directors": the members of the Board of Directors of the
           -------------------
     Borrower on the date of this Agreement; provided, however, that any Person
                                             -----------------
     becoming a director of the Borrower subsequent to such date whose election or nomination for election was supported by of least two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

          "Indebtedness": of any Person at any date, without duplication, (a)
           ------------
     all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
     (c) all obligations of such Person under Capitalized Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and (e) all indebtedness of others of the types described in (a) through (d) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured).

          "Initial Financial Statements": as defined in subsection 4.1.
           ----------------------------

          "Intangible Assets": any and all goodwill, organizational expense,
           -----------------
     licenses, patents, trademarks, tradenames, copyrights, capitalized research and development expenses, deferred charges, and all other intangible assets.

          "Intellectual Property": as defined in subsection 4.9.
           ---------------------

          "Inventory": all "inventory" (as that term is defined in the UCC) of
           ---------
     the Borrower and its Subsidiaries, and to the extent not included in such definition, shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods of the Borrower and its Subsidiaries and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

          "Investment": as defined in subsection 6.11.
           ----------

          "Late Rate": as defined in subsection 2.9.
           ---------

          "Lender": as defined in the preamble to this Agreement.
           ------

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

          "Loan": As defined in subsection 2.1(a).
           ----

          "Loan Parties": the Borrower or any Subsidiary which is now or
           ------------
     hereafter becomes a party to any Financing Document.

          "Material Adverse Effect" or "Material Adverse Change": a material
           -----------------------      -----------------------
     adverse effect or change on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Financing Documents or the rights or remedies of the Lender hereunder or thereunder.

          "Maturity Date": the date of the second anniversary of the Closing
           -------------
     Date.

          "Maximum Amount": as defined in subsection 2.1(a).
           --------------

          "Note": as defined in subsection 2.1(b).
           ----

          "Obligations": all Indebtedness, obligations and liabilities of the
           -----------
     Borrower or any and all of its Subsidiaries to the Lender, individually or collectively, now existing or hereafter arising, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Financing Documents or in respect of any of the Loans or the Note, or other instruments at any time evidencing any thereof.

          "Obsolete Property": any property of the Borrower or any of its
           -----------------
     Subsidiaries which is obsolete, outdated or worn out or the useful life of which has ended, in each case in the good faith determination of the Borrower or any applicable Subsidiary.

          "Participant": as defined in subsection 9.8(c)
           -----------

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA and any Governmental Authority which succeeds to the powers and functions thereof.

          "Permitted Liens": as defined in subsection 6.5.
           ---------------

          "Person": an individual, partnership, corporation, business trust,
           ------
     joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at a particular time, any employee benefit plan which is
           ----
     covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "Prime Rate": for any day, a rate equal to the variable rate of
           ----------
     interest per annum, most recently announced by the Lender at its headquarters in Boston, Massachusetts, as its "base rate," with the understanding that the Lender's "base rate" is one of its interest rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender's interest rates. Any change in the Prime Rate shall be effective as of the effective date stated in the announcement by the Lender of such change.

          "Purchase Money Indebtedness": any Indebtedness incurred by the
           ---------------------------
     Borrower or any of its Subsidiaries, whichever is applicable, in connection with the acquisition by the Borrower or any of its Subsidiaries, whichever is applicable, of any real or personal property.

          "Reportable Event": any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
     Section 2615.

          "Requirement of Law": as to any Person, the Certificate (or Articles)
           ------------------
     of Incorporation (or Organization) and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": as to any Person, the chief executive officer
           -------------------
     and the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Lender.

          "Restricted Payments": as defined in subsection 6.10.
           -------------------

          "Revolving Credit Period": the period from and after the Closing Date
           -----------------------
     to and including the Maturity Date or any earlier date on which the obligation of the Lender to make Loans shall terminate, as provided herein.

          "SEC": the United States Securities and Exchange Commission or any
           ---
     other federal governmental agency which may hereafter perform its functions.

          "Security Agreements": collectively, the Borrower Security Agreement
           -------------------
     and the Subsidiary Security Agreement.

          "Security Documents": collectively, the Security Agreements, the
           ------------------
     Collateral Assignment of Lease and all other security agreements, pledge agreements, financing statements, assignments, mortgages, agreements, documents and instruments now or hereafter delivered to the Lender granting a Lien on any asset or assets of any Person to secure the Obligations or to secure any guarantee of any such Obligations and, including, without limitation, any such document delivered pursuant to subsections 5.10 and 5.11.

          "Solvent": when used with respect to any Person, means that, as of any
           -------
     date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured,
     (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person; in each case after giving effect to (A) as of the Closing Date the making of the extensions of credit to be made on the Closing Date and to the application of the proceeds of such extensions of credit and (B) on any date after the Closing Date, the making of any extension of credit to be made on such date, and to the application of the proceeds of such extension of credit. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Subsidiary": as to any Person, a corporation, partnership or other
           ----------
     entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a

     "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guaranty": the Subsidiary Guaranty to be executed and
           -------------------
     delivered by each Subsidiary, substantially in the form of Exhibit D, as
                                                                ---------
     the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary Security Agreement": the Subsidiary Security Agreement-All
           -----------------------------
     Assets to be executed and delivered by each Subsidiary in favor of the Lender, substantially in the form of Exhibit E, as the same may be amended,
                                          ---------
     supplemented or otherwise modified from time to time.

          "Tax Code": the Internal Revenue Code of 1986, as amended from time to
           --------
     time.

          "UCC": the Uniform Commercial Code as from time to time in effect in
           ---
     The Commonwealth of Massachusetts.

     2.   Use of Terms.  The use of the singular of terms which are defined in
          ------------
the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way.

     The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references in this Agreement to Articles, Sections, Exhibits, Schedules and Appendices refer to Articles, Sections, Exhibits, Schedules and Appendices of this Agreement unless otherwise indicated. All Exhibits, Schedules and Appendices attached to this Agreement are incorporated herein and made a part hereof.

________________________________________________________________________________

                               CREDIT AGREEMENT

                               (the "Agreement")
                                     ---------

                                by and between

                        CITIZENS BANK OF MASSACHUSETTS
                                (the "Lender")
                                      ------

                                      and

                            GEERLINGS & WADE, INC.
                               (the "Borrower")
                                     --------
________________________________________________________________________________

                                 LIEN SEARCHES

                                  Appendix B
                                  ----------

          (s)   Massachusetts Secretary of State
          (t)   Clerk's Office for the Town of Canton, MA
          (u)   Clerk's Office for the City of Boston, MA
          (v)   Norfolk County Registry of Deeds
          (w)   Suffolk County Registry of Deeds

          (x)   Arizona Secretary of State
          (y)   Maricopa County Recorder, AZ

          (z)   California Secretary of State
          (aa)  Sonoma County Recorder, CA

          (bb)  Colorado Secretary of State
          (cc)  Denver County Recorder, CO

          (dd)  Connecticut Secretary of State
          (ee)  Clerk's Office for the Town of Somers, CT

          (ff)  Florida Department of State
          (gg)  Hillsborough County Circuit Court, FL

          (hh)  Illinois Secretary of State
          (ii)  Lake County Recorder, IL

          (jj)  Michigan Secretary of State
          (kk)  Washtenaw County Register of Deeds, MI

          (ll)  Minnesota Secretary of State

          (mm)  Hennepin County Recorder, MN

          (nn)  New Jersey Department of the Treasury/Commercial
                Recording Division

          (oo)  Middlesex County Clerk, NJ

          (pp)  New York Department of State
          (qq)  Putnam County Clerk, NY

          (rr)  North Carolina Secretary of State
          (ss)  Guilford County Register of Deeds, NC

          (tt)  Ohio Secretary of State
          (uu)  Montgomery County Recorder, OH

          (vv)  Texas Secretary of State
          (ww)  Fort Bend County Clerk, TX

          (xx)  Virginia State Corporation Commission
          (yy)  Fairfax County Clerk of the Circuit Court, VA
          (zz)  Loudon County Circuit Court, VA

          (aaa) Washington State Department of Licensing
          (bbb) King County Recorder, WA

                                                                      Appendix C
                                                                      ----------

                       [FORM OF COMPLIANCE CERTIFICATE]

                            COMPLIANCE CERTIFICATE

     Reference is hereby made to a certain Credit Agreement, dated as of April __, 2000 (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Credit Agreement") by and between GEERLINGS &
                                  ----------------
WADE, INC., a Massachusetts corporation (the "Borrower") and CITIZENS BANK OF
                                              --------
MASSACHUSETTS, a Massachusetts savings bank (the "Lender").  All capitalized
                                                  ------
terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

     The undersigned hereby certifies that he or she is a Responsible Officer of the Borrower and as such, is authorized, for and on behalf of the Borrower, to execute and deliver this Compliance Certificate to the Lender in accordance with the provisions of the Credit Agreement. Pursuant to the provisions of subsection 5.2(b) of the Credit Agreement, the undersigned hereby certifies to the Lender as follows:

          1. Each of the representations and warranties made by the Borrower and its Subsidiaries in or pursuant to the Financing Documents are true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof, except (a) to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (b) as follows:

               [Describe divergences, if any]

          2. Since the end of the last fiscal quarter of the Borrower, no Material Adverse Change has occurred except:

               [Describe, if any]

          3. Except as set forth in the certificates attached hereto and except as heretofore disclosed to the Lender in previous Compliance Certificates, there has been no change (i) in the Certificate of Incorporation or By-laws of the Borrower, or (ii) in the incumbency of the officers of the Borrower whose signatures have heretofore been certified to the Lender.

          4. The financial statements submitted herewith (if any) are in compliance with the applicable provisions of subsections 5.1 and 5.2 of the Credit Agreement.

          5. The undersigned has reviewed or caused to be reviewed all of the Financing Documents, and based upon such review and to the knowledge of the undersigned, no Default or Event of Default has occurred and is continuing as of the date hereof (or if applicable, will occur after giving effect to the making of the Loans requested to be made on the date hereof), except as follows:

               [Describe Defaults or Events of Default]

          6.   Attached hereto as Appendix A are calculations demonstrating
                                  ----------
     that, based upon the financial statements of the Borrower and its Subsidiaries submitted herewith (if any), the Borrower and its Subsidiaries were in compliance as of the date of such financial statements with all financial covenants set forth in subsection 6.1 of the Credit Agreement to be measured as of such date, except as noted on Appendix A attached hereto.
                                                     ----------

          7. Any changes in the chief executive office and chief place of business of the Borrower or any of its Subsidiaries which have occurred and/or any additional locations at which any of the Inventory or equipment are kept, notice of which has not yet been provided to the Lender, in accordance with the provisions of the Security Documents, are set forth below:

               [Describe]

     EXECUTED under seal as of this ________ day of __________________, ______.


                                             GEERLINGS & WADE, INC.


                                             By:______________________________
                                                Name:
                                                Title:
                                                  Its duly authorized officer

                                                                      Appendix D
                                                                      ----------

                     [FORM OF BORROWING BASE CERTIFICATE]

                          BORROWING BASE CERTIFICATE

     Reference is hereby made to a certain Credit Agreement, dated as of April __, 2000 (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Credit Agreement") by and between GEERLINGS &
                                  ----------------
WADE, INC., a Massachusetts corporation (the "Borrower") and CITIZENS BANK OF
                                              --------
MASSACHUSETTS, a Massachusetts savings bank (the "Lender").  All capitalized
                                                  ------
terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

     The undersigned hereby certifies that he or she is a Responsible Officer of the Borrower and as such, is authorized, for and on behalf of the Borrower, to execute and deliver this Borrowing Base Certificate to the Lender in accordance with the provisions of the Credit Agreement. Pursuant to the provisions of subsection 5.2(c)(i) of the Credit Agreement, the undersigned hereby certifies to the Lender that the following is a fair, accurate and complete report of the Revolving Credit Borrowing Base as of ______________ (the "Relevant Date"):
                                                           -------------

1.   Eligible Inventory:
     ------------------

     (a)  Total Inventory, per the attached schedule             $______________
          as of the Relevant Date

     (b)  Inventory that is not Eligible Inventory per           $______________
          the attached schedule

     (c)  Total Eligible Inventory                               $______________
          (Line 1(a) minus Line 1(b))

2.   Borrowing Base - Availability:
     -----------------------------

     (a)  50% of all Eligible Inventory (i.e. Line 1(c)          $______________

     (b)  Maximum Amount                                         $5,000,000.00

     (c)  Lesser of either Line 3(a) or 3(b)                     $______________

     (d)  Principal balance of Loans                             $______________
          as of the Relevant Date

     (e)  Balance available for borrowing as of the
          Relevant Date (Line 3(c) minus Line 3(d))              $______________

     EXECUTED under seal as of this ________ day of __________________, ____.


                                             GEERLINGS & WADE, INC.


                                             By:_______________________________
                                                Name:
                                                Title:
                                                  Its duly authorized officer

EXHIBIT A

                         FORM OF REVOLVING CREDIT NOTE

$5,000,000.00                                                   April 13, 2000

         FOR VALUE RECEIVED, the undersigned, GEERLINGS & WADE, INC., a Massachusetts corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO
                                --------
PAY TO THE ORDER OF CITIZENS BANK OF MASSACHUSETTS, a Massachusetts savings bank (the "Lender") at the office of the Lender, located at 28 State Street, Boston,
      ------
Massachusetts 02109 (or such other place as the holder hereof may specify in writing), on the Maturity Date (as defined in that certain Credit Agreement, dated of even date herewith (as the same may be amended, modified, substituted, extended or restated, from time to time, the "Credit Agreement"), by and between
                                              ----------------
the Borrower and the Lender) or such earlier date as may be provided in the Credit Agreement, the lesser of either the principal amount of FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) or the aggregate unpaid principal amount of all Loans advanced by the Lender to the Borrower pursuant to Section 2 of the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal balance of the Loans from time to time outstanding from the Closing Date until paid, at the rates and at the times provided in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement, and the holder hereof is entitled to, and shall have, all of the benefits of the Credit Agreement, and all other agreements, instruments, guarantees and other documents executed and delivered in connection therewith and herewith. All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

         This Note is secured as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Lender and its successors, assigns, endorsees and transferees.

         THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         This Note and the other Financing Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

         IN WITNESS WHEREOF, the undersigned has executed this Note under its seal as of the date first written above.

WITNESS:                                   GEERLINGS & WADE, INC.



_____________________________              By:___________________________
Name:                                         Name:
                                              Title:
                                                 Its duly authorized officer


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                        April __, 2000

         Then personally appeared the above-named _________________ as _____________ of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.

                                                  ___________________________
                                                  Notary Public
                                                  My commission expires:
                                                  [AFFIX NOTARIAL SEAL]

EXHIBIT B

               FORM OF BORROWER SECURITY AGREEMENT - ALL ASSETS

     This BORROWER SECURITY AGREEMENT - ALL ASSETS (this "Agreement") is made as
                                                          ---------
of April 13, 2000, by and between GEERLINGS & WADE, INC., a Massachusetts corporation (the "Borrower") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts
                  --------
savings bank (the "Lender").
                   ------

     All capitalized terms not defined herein but defined in the Credit Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Credit Agreement")
                                                            ----------------
by and between the Borrower and the Lender, shall have the meanings given to such terms in the Credit Agreement.

                             Preliminary Statements:
                             -----------------------

     WHEREAS, the Borrower has requested that the Lender enter into the Credit Agreement and make certain Extensions of Credit to or for the benefit of the Borrower, as provided for therein; and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Extensions of Credit that the Borrower enter into this Agreement;

     NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Extensions of Credit to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

SECTION 1.      DEFINITIONS; USE OF TERMS.
                --------------------------

     1.1        Definitions. As used in this Agreement, the following terms
                -----------
shall have the meanings given to such terms in the Uniform Commercial Code in effect in The Commonwealth of Massachusetts on the date hereof: "Chattel Paper,"
                                                                 -------------
"Deposit Accounts," "Documents," "Farm Products," "Fixtures," "Goods" and
 ----------------    ---------    -------------    --------    -----
"Instruments." The following terms shall have the meanings given to such terms
 -----------
as set forth below:

                "Accounts": all "accounts" as that term is defined in the UCC,
                 --------
     and to the extent not included in such definition, shall also mean and include all accounts receivable, book debts, notes, drafts and other forms of obligations or indebtedness now owned or hereafter received or acquired by or belonging or owing to the Borrower whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by the Borrower (including, without limitation, any such obligation or indebtedness which would be characterized as an account, general intangible or chattel paper under the Uniform Commercial Code in effect in any jurisdiction) and all of the Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the Borrower's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to the Borrower under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Capital Stock": any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or membership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Contract": with respect to an Account, any agreement relating to the
           --------
     terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Borrower to perform and to exercise all remedies thereunder.

          "Copyright Licenses": any written agreement naming the Borrower as
           ------------------
     licensor or licensee, granting any right under any Copyright (including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright).

          "Copyrights": (a) all copyrights arising under the laws of the United
           ----------
     States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Copyright Office": the United States Copyright Office or any other
           ----------------
     federal governmental agency which may hereafter perform its functions.

          "Domestic Subsidiary": any Subsidiary that is organized under the laws
           -------------------
     of any jurisdiction within the United States.

          "Equipment": all "equipment" as that term is defined in the UCC, and
           ---------
     to the extent not included in such definition, shall also mean and include all machinery, furniture and motor vehicles.

          "Foreign Subsidiary": any Subsidiary that is organized under the laws
           ------------------
     of any jurisdiction outside the United States.

          "General Intangibles": all "general intangibles" as that term is
           -------------------
     defined in the UCC, and to the extent not included in such definition, shall also mean and include any franchise agreements or rights in favor of or granted by the Borrower to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each Subsidiary.

          "Inventory": all "inventory" as that term is defined in the UCC, and
           ---------
     to the extent not included in such definition, shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

          "Intellectual Property": all rights, title, interests, priorities and
           ---------------------
     privileges relating to any and all intellectual property, whether arising under federal, state or foreign laws or otherwise (including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom).

          "Investment Property": all "investment property", as that term is
           -------------------
     defined in the UCC, and to the extent not included in such definition, shall also mean and include all stock (including, without limitation, all Pledged Stock), bonds, debentures, securities, treasury bills, certificates of deposit, mutual or money market fund shares, bills, notes (including, without limitation, all Pledged Notes), evidences of indebtedness or other obligations issued by any Person (including, without limitation, federal government of the United States or any agency thereof), whether in registered, bearer or other form, and whether certificated or uncertificated, in book-entry or other form.

          "Issuers": (a) the Persons identified Section 4 of the Master
           -------                                               ------
     Disclosure Schedule attached hereto as the issuers of the Pledged Stock,
     -------------------
     (b) any other Subsidiaries of the Borrower created or acquired after the date hereof the equity of which is required to be pledged by this Agreement or subsection 7.11 of the Credit Agreement, (c) the Persons identified in
     Section 4 of the Master Disclosure Schedule attached hereto as the issuers
                      --------------------------
     of the Pledged Notes and (d) any other issuer of any Investment Property.

          "License": any Copyright License, Patent License or Trademark License.
           -------

          "Master Disclosure Schedule": the Master Disclosure Schedule attached
           --------------------------
     hereto and incorporated herein by reference.

          "Patent License": all agreements, whether written or oral, providing
           --------------
     for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent.

          "Patents": (a) all letters patent of the United States or any other
           -------
     country and all reissues and extensions thereof and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

          "PTO": the United States Patent and Trademark Office or any other
           ---
     federal governmental agency which may hereafter perform its functions.

          "Pledged Notes": all promissory notes listed in Section 3 of the
           -------------
     Master Disclosure Schedule attached hereto, and, if requested by the
     --------------------------
     Lender, any other promissory note issued to or held by the Borrower (other than promissory notes issued in connection with extensions of trade credit by the Borrower in the ordinary course of business).

          "Pledged Stock": the shares of Capital Stock listed in Section 4 of
           -------------
     the Master Disclosure Schedule attached hereto, together with all stock
         --------------------------
     certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Borrower and that are required by this Agreement or the Credit Agreement to be pledged hereunder while this Agreement is in effect.

          "Proceeds": all "proceeds," as that term is defined in the UCC, and to
           --------
     the extent not included in such definition, shall also mean and include (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Borrower, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Borrower from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Borrower in respect of the Collateral, (d) all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "Securities Act": the Securities Act of 1933, as amended from time to
           --------------
     time.

          "Trademark License": any agreement, written or oral, providing for the
           -----------------
     grant by or to the Borrower of any right to use any Trademark.

          "Trademarks": (a) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the PTO or in any similar office or agency of the United States, or any State thereof, or any other country, and (b) all renewals thereof.

          "UCC":  the  Uniform  Commercial  Code as from time to time in
           ---
     effect in The Commonwealth of Massachusetts; provided, however, that if
                                                  ------------------
     by reason of mandatory
     provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2   Use of Terms; Exhibits. The use of the singular of terms which are
           ----------------------
defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way. All exhibits to this Agreement are incorporated herein.

SECTION 2.  GRANT OF SECURITY INTEREST.
            ---------------------------

     As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants and otherwise pledges to the Lender a continuing security interest in all of the present and future rights, title and interests of the Borrower in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by the Borrower, or now or hereafter arising or due or to become due, wherever such property may be located, together with all substitutions for, replacements of, additions to, accessions to, and products, Proceeds and records of any and all of the following (collectively, the "Collateral"):
                                     ----------
          (a) all Accounts;

          (b) all Inventory;

          (c) all Equipment;

          (d) all Fixtures;

          (e) all Farm Products;

          (f) all Contracts;

          (g) all Chattel Paper;

          (h) all Documents;

          (i) all Instruments;

          (j) all Investment Property;

          (k) all Deposit Accounts;

          (l) all General Intangibles;

          (m) all Intellectual Property; and

          (n) all other items of tangible and intangible personal property of any and every kind and description which are not otherwise described herein;

provided, however, the term "Collateral" shall not include (i) any Inventory
-----------------
consisting of alcoholic beverages which are located or otherwise kept in the State of Michigan, to the extent and only to the extent that the grant of a security interest therein is prohibited by the laws of the State of Michigan; and (ii) any license, contract or agreement which contains a provision that (A) prohibits the grant of a security interest therein; or (B) provides a default may or shall occur thereunder as a result of the grant of a security interest therein, unless any required consents shall have been obtained.

SECTION 3.      GENERAL REPRESENTATIONS AND WARRANTIES.
                ---------------------------------------

     The Borrower hereby represents and warrants as follows:

     3.1   Power and Authority. The Borrower has the power and authority and
           -------------------
the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary actions to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement.

     3.2   Master Disclosure Schedule. All of the information contained in the
           --------------------------
Master Disclosure Schedule attached hereto is true, correct and complete.
--------------------------

     3.3   Name; Chief Executive Office.
           ----------------------------

           (a) The name of the Borrower set forth in the first paragraph of this Agreement is the true, correct and complete legal name of the Borrower, and the Borrower has not done business under, or used, any other name, except as otherwise described in Section 1.2 of the Master Disclosure
                                                               -----------------
     Schedule attached hereto.
     --------

            (b) The chief executive office and principal place of business of the Borrower is located at the address listed in Section 2.1 of the Master
                                                                         ------
     Disclosure Schedule attached hereto.
     -------------------

            (c) All of the Inventory and Equipment of the Borrower (other than mobile vehicles) is kept at the locations listed in Section 2.2 of the Master Disclosure Schedule attached hereto.
     --------------------------

     3.4   Title; No Other Liens. Except for (a) the Lien granted to the Lender
           ---------------------
pursuant to this Agreement and (b) the Permitted Liens, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Agreement or as may be permitted pursuant to the Credit Agreement.

     3.5   Perfected First Priority Liens. Upon the completion of filing of
           ------------------------------
financing statements at (a) the Massachusetts Secretary of State, (b) the Clerk's Office of the Town of Canton, Massachusetts, (c) the Clerk's Office of the City of Boston, Massachusetts, (d) Arizona Secretary of State, (e) Maricopa County Recorder, Arizona, (f) California Secretary of State, (g) Sonoma County Recorder, California, (h) Colorado Secretary of State, (i) Connecticut Secretary of State, (j) Florida Secretary of State, (k) Illinois Secretary of State, (l) Lake County Recorder, Illinois, (m) Michigan Secretary of State, (n) Washtenaw County Register of Deeds, Michigan, (o) Minnesota Secretary of State, (p) Hennepin County Recorder, Minnesota (q) New Jersey Department of the Treasury/Commercial Recording Division, (r) Middlesex County Court Clerk, New Jersey, (s) New York Secretary of State, (t) Putnam County Clerk, New York, (u) North Carolina Secretary of State (v) Guilford County Register of Deeds, North Carolina (w) Ohio Secretary of State, (x) Montgomery County Recorder, Ohio, (y) Texas Secretary of State, (z) Fort Bend County Clerk, Texas, (aa) Virginia State Corporation Commission, (bb) Fairfax County Clerk of the Circuit Court, Virginia, and (cc) Washington State Department of Licensing, the Liens granted by the Borrower pursuant to this Agreement will constitute perfected Liens on the Collateral in which a security interest may be perfected by the filing of financing statements pursuant to Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction in favor of the Lender, which are prior to all other Liens on such Collateral created by the Borrower and in existence on the date hereof (except the Permitted Liens) and which are enforceable as such against all creditors of and purchasers from the Borrower, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     3.6   Accounts. No amount payable to the Borrower under or in connection
           --------
with any Account, Contract or License in excess of One Hundred Thousand and 00/100 Dollars ($100,000) is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. The amount represented by the Borrower to the Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business.

          3.7   Investment Property.
                -------------------

                (a) The shares of Pledged Stock listed on Section 4 of the Master Disclosure Schedule attached hereto constitute all of the
          --------------------------
          issued and outstanding shares or interests of all classes of the Capital Stock of each Domestic Subsidiary owned by the Borrower and 65% of the total outstanding Capital Stock of each Foreign Subsidiary owned by the Borrower. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                (b) To the best knowledge of the Borrower, each of the Pledged Notes pledged by the Borrower hereunder constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Lien created by this Agreement and Permitted Liens.

          3.8   Intellectual Property.
                ---------------------

                (a)  Set forth in Section 5 of the Master Disclosure Schedule
                                                   --------------------------
          attached hereto is a true, correct and complete list of all registered Copyrights and Copyright Licenses owned by the Borrower in its own name as of the date hereof. Set forth in Section 6 of the Master
                                                                    ------
          Disclosure Schedule attached hereto is a true, correct and complete
          -------------------
          list of all Patents and Patent Licenses owned by the Borrower in its own name as of the date hereof. Set forth in Section 7 of the Master
                                                                        ------
          Disclosure Schedule attached hereto is a true, correct and complete
          -------------------
          list of all registered Trademarks and Trademark Licenses owned by the Borrower in its own name as of the date hereof. Except as set forth in the Master Disclosure Schedule attached hereto, none of the
              --------------------------
          Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Borrower is the licensor or franchisor.

                (b)  Except as set forth in Sections 5, 6 or 7 of the Master
                                                                      ------
          Disclosure Schedule attached hereto, the Borrower owns, or is licensed
          -------------------
          to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by the Borrower of any of its Intellectual Property or the validity or effectiveness of any of its Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use by the Borrower of the Intellectual Property does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Borrower's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.      GENERAL COVENANTS.
                     ------------------

          The Borrower hereby covenants and agrees as follows:

          4.1   Changes in Name and Locations. The Borrower will not (i) change
                -----------------------------
     its name, identity, organizational structure, jurisdiction of organization, chief executive office or place where its business records are kept, (ii) move any tangible Collateral to a location other than those set forth in the Master Disclosure Schedule attached hereto, or (iii) merge into or
         --------------------------
     consolidate with any other entity, unless in each case it shall have given the Lender at least thirty (30) days prior written notice thereof and all filings and other actions to maintain the perfection of the security interest granted hereby shall have been made.

         4.2    Maintenance of Records. The Borrower will keep and maintain at
                ----------------------
     its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Borrower will, upon request of the Lender, mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.

     4.3  Right of Inspection. Except as otherwise provided in the Credit
          -------------------
Agreement, the Lender shall at all reasonable times have full and free access during normal business hours and upon reasonable prior notice to all the books, correspondence and records of the Borrower, and the Lender and its representatives may, at such times, examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Lender, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Except as otherwise provided in the Credit Agreement, and upon reasonable prior notice to the Borrower, the Lender and its representatives shall have the right, during normal business hours to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     4.4  Payment of Taxes and Other Amounts. The Borrower will pay promptly
          ----------------------------------
when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (c) such charge is adequately reserved against on the Borrower's books in accordance with GAAP or if the failure to pay such charge would not reasonably be expected to have a Material Adverse Effect.

     4.5  Maintenance and Use of Properties. The Borrower will safeguard,
          ---------------------------------
protect and preserve the Collateral for the benefit of the Lender, will keep the Collateral free from any Lien (other than the Permitted Liens and Liens in favor of the Lender), will keep all tangible property constituting part of the Collateral in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all Accounts, and will not waste or destroy the Collateral or any part thereof; and the Borrower will otherwise preserve, maintain and protect its rights and keep its properties and assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, additions and improvements thereto and replacements thereof, and shall use its assets only in the ordinary course of business and in compliance with all applicable law.

     4.6  Notices and Reports Pertaining to Collateral. The Borrower will (a)
          --------------------------------------------
promptly notify the Lender of any Lien (except for Liens in favor of the Lender and Permitted Liens) asserted against the Collateral and of any information received by the Borrower relating to the Collateral (including the Accounts, the account debtors or other persons obligated in connection therewith) that may in any way materially adversely affect the value of the Collateral or the rights and remedies of the Lender with respect thereto; (b) promptly notify the Lender when it obtains knowledge of actual or threatened bankruptcy or other insolvency proceeding of any material account debtor or issuer of Securities; (c) deliver to the Lender, as the Lender may from time to time request, delivery receipts, customers' purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;
(d) notify the Lender of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory if material in amount and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory if material in amount; and (e) notify the Lender of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder.

     The Borrower authorizes the Lender to destroy all invoices, delivery receipts, reports and other types of documents (other than documents constituting Collateral) and records submitted to the Lender in connection with the transactions contemplated herein at any time subsequent to twelve (12) months from the time such items are delivered to the Lender.

     4.7  Liens on Collateral. The Borrower will defend the Collateral
          -------------------
against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and the Permitted Liens, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

     4.8  Maintenance of Insurance.
          ------------------------

          (a) The Borrower will maintain insurance, at all times, with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses of a similar size operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the lesser of (i) the full insurable replacement cost value of all of the Borrower's tangible personal property (and, in any case, the amount necessary to avoid any coinsurance or contributions by the Borrower) or (ii) the total aggregate outstanding principal indebtedness owing by the Borrower to the Lender, including casualty insurance covering the Collateral and other property of the Borrower against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other coverages as the Lender may reasonably require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender; provided, however, with respect to any
                               --------  -------
     Collateral and other property of the Borrower located in the States of Florida and New Jersey only, the Borrower shall not be required hereunder to obtain insurance covering against the hazards of flood with respect to such Collateral and other property. All premiums thereon shall be paid by the Borrower and if the Borrower fails to do so, the Lender may at its option (but without obligation) procure such insurance and charge the cost to the Borrower's account, provided, however, that any such payment by the Lender shall not constitute satisfaction of the Borrower's obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment.

          (b) All such insurance policies shall provide, in form and substance satisfactory to the Lender, that: (i) any loss thereunder shall be payable to the Lender as loss payee (first to the Lender and then to the Borrower, as their interests may appear); (ii) any such payment to the Lender shall be made by an instrument to the Lender alone and not to the Borrower and the Lender jointly; and (iii) no cancellation or modification of such policy shall be effective without at least thirty (30) days prior written notice to the Lender. If any insurance losses are paid by check, draft or other instrument payable to the Borrower and the Lender jointly, the Lender may endorse the Borrower's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. All loss recoveries received by the Lender upon any such insurance shall be applied to the Obligations, whether or not matured, in such order as the Lender in its sole discretion may determine. Any surplus shall be paid by the Lender to the Borrower or applied as may be otherwise required by law.

          (c) Certificates of insurance of, and upon request, the original policies of, all such casualty insurance policies and endorsements thereto, shall be delivered to the Lender; and, upon request, satisfactory evidence of general liability, products liability, workers' compensation and other insurance coverage, in form and substance satisfactory to the Lender, shall be furnished to the Lender, in each case within three (3) business days of each Lender's request therefor. The Borrower shall advise the Lender of each claim made by the Borrower under any policy of insurance which covers the Collateral, and upon the occurrence and during the continuance of any Event of Default, will permit the Lender, to the exclusion of the Borrower, at the Lender's option in each instance, to conduct the adjustment of each such claim.

     4.9  Maintenance of Perfected Liens; Further Documentation. At any time
          -----------------------------------------------------
and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (including, without limitation, (a) executing and filing any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby; (b) in the case of Intellectual Property, executing and filing with the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such short forms of Security Agreements, each in form and substance satisfactory to the Lender, as the Lender may request; and (c) in the case of Investment Property, and any other relevant Collateral, taken action necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto). The Borrower also hereby authorizes the Lender to file (after written notice to the Borrower) any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law, provided that any failure to give any such notice shall not affect the validity or effectiveness of any such filing. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     4.10 Costs and Expenses. Except as otherwise provided in the Credit
          ------------------
Agreement, the Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Financing Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income) on or with respect to the transactions contemplated by this Agreement (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Financing Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Lender incurred by the Lender in connection with the preparation, administration or interpretation of the Financing Documents and other instruments mentioned herein, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Lender, and reasonable consulting, accounting, appraisal, and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Financing Documents against the Borrower or the administration thereof after the occurrence and during the continuance of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower and
(f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants contained in this subsection shall survive payment or satisfaction in full of all other Obligations.

SECTION 5.  SPECIFIC COVENANTS REGARDING CERTAIN COLLATERAL.
            ------------------------------------------------

     The Borrower hereby covenants and agrees as follows:

     5.1  Accounts.
          --------

          (a)  Collections on Accounts and Proceeds. The Borrower shall enforce,
               ------------------------------------
     compromise and collect amounts owing on its Accounts; provided, however,
                                                           --------  -------
     the right of the Borrower hereunder to enforce, compromise and collect amounts owing on such Accounts may at the option of the Lender be terminated upon the occurrence and during the continuance of any Event of Default. If any Accounts of the Borrower are at any time evidenced by promissory notes, trade acceptances or other Instruments for the payment of money, the Borrower will promptly deliver the same to the Lender appropriately endorsed to the Lender's order and, regardless of dishonor, protest, notice of protest and all other notices with respect thereto.

          After an Event of Default has occurred and is continuing and the Borrower has received notice thereof from the Lender, any Proceeds collected by the Borrower (whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of any Account or in payment for any Inventory or otherwise), shall be promptly turned over by the Borrower to the Lender, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by the Borrower for and as the Lender's property, and shall be held separately from the Borrower's other funds.

          (b)  Limitations on Discounts and Compromises of Accounts. Other than
               ----------------------------------------------------
     in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not compromise, compound or settle the Accounts for less than the full amount thereof, or release, wholly or partially, any Person liable for the payment thereof, except in each case as permitted under the Credit Agreement.

          (c)  Notice to Account Debtors. At any time after the occurrence and
               -------------------------
     during the continuance of an Event of Default, the Borrower shall, at the request of the Lender, notify its account debtors, and the Lender itself may notify such account debtors directly, of the security interest of the Lender in any Account and that payment thereof is to be made directly to the Lender. At any time after the occurrence and during the continuance of an Event of Default, the Lender may communicate with account debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts.

          (d)  Information on Accounts. The Borrower shall furnish to the Lender
               -----------------------
     from time to time, and upon request, a list and description of all Accounts created or acquired by the Borrower, together with copies of shipping or delivery receipts for all goods and services sold or otherwise provided, and any other information or documents which the Lender reasonably may request from to time related to the Borrower's Accounts.

     5.2  Inventory.
          ---------

          (a)  Pricing, Credit Terms and Accounts. So long as no Event of
               ----------------------------------
     Default has occurred and is continuing, the Borrower may sell items of
     Inventory: (a) for cash in amounts not less than the Borrower's published, usual or customary prices, less only usual and customary discounts for volume sales or prompt payment; or (b) on credit terms usual and customary in the business conducted by the Borrower, at prices which conform to the above terms, and under such circumstances as give rise to Accounts subject to this Agreement.

          (b)  Notice to Landlords, Warehousemen and Agents.  If any Inventory
               --------------------------------------------
      is in the possession or control of any landlords, warehousemen or agents, the Borrower shall notify them of the Lender's security interest therein, and upon the occurrence and during the continuance of any Event of Default, and at the Lender's request, instruct them to hold the same for the Lender's account and subject to the Lender's instructions. The Lender shall enjoy all of the rights and remedies of a secured party in the Inventory and shall be subrogated to all guaranties and security now or which may in the future be held by the Borrower. The Lender shall not be liable in any manner for exercising or refusing or failing to exercise any such rights.

     5.3  Contracts with Governmental Authorities. The Borrower shall, to the
          ---------------------------------------
extent practicable, provide reasonable advance notice to the Lender (i) prior to or, if such advance notice is not practicable, shall provide notice to the Lender promptly after, entering into a Contract with a Governmental Authority and (ii) prior to or, if such advance notice is not practicable, shall provide notice to the Lender promptly after, the sale of goods to a Governmental Authority resulting in the creation of an Account if such contract or Account, in the aggregate together with all such contracts then in effect (including any such contract entered into prior to the Closing Date) and/or Accounts then outstanding (including any such Accounts arising prior to the Closing Date), but without duplication, exceed Five and 00/100 Percent (5.00%) of net sales of the Borrower and its Subsidiaries for the most recently completed fiscal year, and shall, at the request of the Lender, provide any notices and make any filings required under the Federal Assignment of Claims Act in order to grant, maintain and/or perfect the security interest of all such contracts and Accounts granted pursuant to this Agreement.

     5.4  Chattel Paper. Unless an Event of Default shall have occurred and
          -------------
be continuing, the Borrower shall be entitled to retain possession of all Collateral consisting of Chattel Paper, and shall hold all such Chattel Paper in trust for the Lender. If an Event of Default shall have occurred and be continuing, upon the request of the Lender, such Chattel Paper shall be immediately delivered to the Lender, to be held as Collateral pursuant to this Agreement. The Borrower shall not permit any other Person (other than a Borrower) to possess any such Collateral at any time.

     5.5  Equipment - Certificates of Title. The Borrower shall deliver to
          ---------------------------------
the Lender, upon request, the originals of all certificates of title pertaining to any Equipment for which such certificates are or should be issued under applicable law, together with a duly completed and executed application to add the Lender as a lienholder on each such certificate. The Borrower covenants and agrees that it will promptly deliver to the Lender, upon request, all certificates of title relating to any Equipment hereafter acquired, together with duly completed and executed applications to add as the Lender as a lienholder therewith (in form and content satisfactory for filing with the appropriate office), and that the Borrower shall not seek to obtain any certificate of title for any Equipment currently lacking such a certificate, and it shall not attempt to recertify or obtain a new certificate for any Equipment currently evidenced by a certificate of title (whether in The Commonwealth of Massachusetts or any other jurisdiction) without first notifying the Lender, and only if the original of such certificate of title is or will be delivered to the Lender upon issuance thereof and does or will properly name the Lender as first lienholder thereon (subject only to any Permitted Liens), in each case duly perfecting the Lender's security interest granted under this Agreement.

     5.6  Investment Property.
          -------------------

     (a) If the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer or any other Investment Property, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Lender, hold the same in trust for the Lender and promptly deliver (or cause to be delivered) the same to the Lender in the exact form received, duly indorsed by the Borrower to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Lender, the Borrower will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement) or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Lien provided for by this Agreement and Permitted Liens.

          (c) Unless an Event of Default shall have occurred and be continuing, the Borrower shall be permitted to receive all cash dividends paid by the relevant Issuer to the extent permitted in the Credit Agreement in respect of the Pledged Stock, and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that the Borrower agrees that it
                          --------  -------
     shall not vote in any way that would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Note, the Security Documents or any of the other Financing Documents.

          (d) If an Event of Default shall occur and be continuing, then (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property may be registered in the name of the Lender or its nominee, and, subject to the terms of this Agreement, the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, and except for its gross negligence or willful misconduct, but the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (e) The Borrower hereby authorizes and instructs each Issuer of any Investment Property pledged by the Borrower hereunder to comply with any instruction received by it from the Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying, to the extent such instruction is in compliance with applicable law.

          (f) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security thereof, guarantee therefor or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Lender agrees to release promptly to the Borrower any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under subsection 5.6(d) hereof if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

     5.7  Patents and Trademarks.
          ----------------------

          (a) The Borrower (either itself or through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of immaterial economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within thirty (30) days after such use or adoption, the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

          (b) The Borrower will not, except with respect to any Patent that the Borrower shall reasonably determine is of immaterial economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

          (c) The Borrower will notify the Lender promptly if it knows that any material registered application relating to any Patent, or any application or registration relating to any Trademark, may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal in any country) regarding the Borrower's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

          (d) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the PTO or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs.

     Upon request of the Lender, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest and is irrevocable until the Obligations are paid in full and the Lender has no further obligation to extend any credit or lend any sums to the Borrower under the Financing Documents.

          (e) The Borrower, except with respect to any Patent or Trademark that the Borrower shall reasonably determine is of immaterial economic value to it and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate and paying necessary and appropriate maintenance fees.

          (f) In the event that any Patent or material registered Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, in a manner which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower, the Borrower shall promptly notify the Lender after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Borrower, take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark (including but not limited to taking action to promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution).

     5.8 Copyrights. The Borrower (a) will employ the Copyright for each
         ----------
material published work with such notice of copyright as may be required by law to secure copyright protection and (b) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (i) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (ii) shall notify the Lender promptly if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Borrower's ownership of any such Copyright or its validity; (iii) will take all necessary steps as it shall deem appropriate under the circumstances in its reasonable discretion, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Borrower (including, without limitation, filing of applications for renewal, where necessary); and
(iv) will promptly notify the Lender of any material infringement of any material Copyright of the Borrower of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

     Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for any Copyright or for the registration of any Copyright with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Copyright, and the Borrower hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest and is irrevocable until the Obligations are paid in full and the Lender has no further obligation to extend any credit or lend any sums to the Borrower under the Financing Documents.

SECTION 6. POWER OF ATTORNEY.
           ------------------

     6.1   Appointment and Powers. The Borrower hereby irrevocably constitutes
           ----------------------
and appoints the Lender as the Borrower's true and lawful attorney, coupled with an interest, with full power of substitution (in each case at the sole risk, cost and expense of the Borrower but for the benefit of the Lender) to do the following:

           (a) at any time or times (whether or not an Event of Default has occurred) and (i) to supplement and amend from time to time Sections 5, 6, and 7 of the Master Disclosure Schedule attached hereto to include any new
                  --------------------------
     or additional registered Trademarks, Patents, registered Copyrights and Licenses of the Borrower, (ii) to file and record without the Borrower's signature, or to sign the Borrower's name to and file and record, financing statements and any other instruments (including applications to name the Lender as lienholder on any motor vehicle or other certificates of title), and (iii) to take such other actions as the Lender may deem necessary in order to perfect or maintain the perfection or priority of the Lender's security interest in the Collateral or any portion thereof; and

           (b) in addition to the actions described above, at any time or times after an Event of Default has occurred and is continuing, (i) to protect the Lender's security interest in the Collateral or any portion thereof; (ii) to receive and open the Borrower's mail, remove therefrom and hold or apply any Collateral and dispose of such mail or turn over such mail (other than such Collateral) to the Borrower or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom the Lender determines to be the appropriate recipient thereof; (iii) to endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral; (iv) to sign the Borrower's name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the

     Collateral; (v) to sign the name of the Borrower on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the Collateral, and on any notice to the Borrower's account debtors for verification of the Accounts; (vi) to prosecute, defend, compromise or release any action relating to the Collateral; (vii) to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, and to sign change of address forms therefor; (viii) to sign the Borrower's name in proofs of claim in bankruptcies of account debtors, notices of lien, claims of mechanics liens, or assignments or releases of any Liens securing the Accounts; (ix) to take any such actions as may be necessary to obtain payment of any letter of credit of which the Borrower is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower; (xi) to notify any Persons of the rights and interests of the Lender, of the applicable Events of Default and of any matter relating to Collateral; (xii) to take any and all other actions (including, without limitation, the right to sue in the name of the Borrower or the Lender to collect upon any and all Collateral and to settle, adjust or compromise any and all claims with respect to Collateral including insurance claims) as the Lender shall deem necessary or expedient to convert the Collateral into cash; and (xiii) otherwise to exercise any rights or remedies of the Lender hereunder or under any of the Financing Documents, or otherwise under agreement or applicable law, including the UCC.

         6.2   Ratification and Indemnification Under Power of Attorney. In
               --------------------------------------------------------
connection with all powers of attorney set forth in this Agreement, the Lender shall have full power to exercise such powers as fully and effectually as the Borrower might or could do; the Borrower agrees that the Lender shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Lender elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower except for the Lender's gross negligence, actual bad faith or willful misconduct; and all powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid (without being subject to or susceptible of recovery by any Person) or performed and the Lender's agreement, if any, to make advances has terminated.

         6.3   Performance By Lender of Borrower's Obligations. If the Borrower
               -----------------------------------------------
fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expense of the Lender incurred in connection with such performance or compliance, together with interest thereon at the Late Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations secured hereby.

     SECTION 7. EVENTS OF DEFAULT.
                ------------------

     Upon the occurrence and during the continuance of any one or more Events of Default, any and all Obligations shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

SECTION 8.      REMEDIES.
                ---------

     8.1        General Remedies. In addition to and without in any way limiting
                ----------------
any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the other Financing Documents or under applicable law or in equity, upon and at any time or times after the occurrence and during the continuance of any Event of Default:

                (a) the Lender may declare and cause all or any portion of the Obligations to be immediately due and payable;

                (b) the Lender may decline to honor the credit of the Borrower or may refuse to make further advances to the Borrower;

                (c) the Lender may collect the Accounts with or without taking possession of the Collateral;

                (d) the Lender shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may enter upon the Borrower's premises to take possession thereof; may require the Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties; or may require the Borrower to deliver all Records relating to the Collateral to the Lender;

                (e) the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower (or by any agent of the Borrower at which Collateral is located), and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender; the Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrower; and in no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Agreement except for claims arising out of the Lender's gross negligence, actual bad faith or willful misconduct, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's rights and remedies;

                (f) the Lender may take such steps as it deems necessary to protect the Lender's interest in, and to preserve the Collateral, and the Borrower agrees to cooperate fully with all of the Lender's efforts and to take such actions as the Lender shall direct, all to preserve the Collateral;

                (g) the Lender shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender's sole discretion; and, pursuant thereto, the Lender shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Lender may lease or otherwise dispose of the Collateral, or may sell the Collateral, or any part thereof, at public or private sales, at any time or place

     (including the Borrower's premises), in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect, and, except as to that part of the Collateral which is perishable or threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Lender shall give the Borrower reasonable notification of such sale or sales, it being agreed that, in all events, reasonable notification means written notice mailed to the Borrower at least ten (10) days prior to each such public sale or at least ten (10) days prior to the date after which any such private sales or other intended dispositions may be made; at any public sale the Lender may (but shall have no obligation to) bid for and become the purchaser of any Collateral; the Borrower hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including the Lender's right to take immediate possession of the Collateral; and the Lender may do any of the foregoing or otherwise deal with the Collateral in its then condition, or following such preparation as the Lender deems advisable, with or without taking possession thereof;

          (h) the Lender shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Lender to the Borrower; and

          (i) the Lender may treat any or all of the Financing Documents as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

     8.2   Pledged Stock. The Borrower recognizes that the Lender may be unable
           -------------
to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the federal and state securities laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Borrower agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed to have been made in a commercially unreasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the Issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Pledged Stock shall be made in a commercially reasonable manner, and the Borrower agrees to use the Borrower's best efforts to cause the Issuer or Issuers of the Pledged Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Pledged Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower further agrees to use the Borrower's best efforts to cause such Issuer or Issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate.

     The Borrower further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Stock pursuant to this Section 8 valid and binding and in compliance with all Requirements of Law. The Borrower also agrees that a breach of any of the covenants contained in this subsection 8.2 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this subsection 8.2 shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     8.3  License. With respect to the Lender's exercise of rights and remedies
          -------
hereunder including in connection with any completion of the sale or other disposition of any of the Collateral, the Borrower hereby grants to the Lender a nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights.

     8.4  No Duty of Preservation; Joint Property. The Lender may at all times
          ---------------------------------------
proceed directly against the Borrower, or against any other Person responsible for any Obligations, to enforce the payment of the Obligations, and the Lender shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Lender or of any other Person in any Collateral, except as specifically required by the UCC. Without limiting the generality of the foregoing, the Lender shall not be required to take any action to preserve rights against prior parties in the cases of Instruments or Chattel Paper, and the Lender may co-mingle any items of Collateral with other property and shall not be required to keep any Collateral identifiable. In the event any Collateral, including any Deposit Account, is held in joint or common names, the Lender may deal with such Collateral or any Deposit Account, for all purposes hereunder and under any or all of the Financing Documents, as if belonging to any one, and no more than one, of such joint or common owners.

     8.5  Remedies Not Exclusive. The enumeration of rights and remedies in
          ----------------------
the Financing Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Lender may have under the UCC, other applicable law, and any and all other Documents, Instruments, agreements or other writings between or among the Borrower, the Lender or other Persons. The Lender shall, in its sole discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and which Collateral, if any, is to be proceeded against and in which order. The exercise of any right or remedy against the Borrower, any other Person or any or all Collateral shall not preclude the exercise of others or the exercise thereof against the Borrower, any other Persons or any other Collateral, all of which shall be cumulative. No act, failure or delay by the Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of the Financing Documents, or of any breach or default thereunder, or of any right or remedy which the Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

     8.6  Deficiency. The Borrower shall remain liable for any deficiency if
          ----------
the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

     8.7   Requirement of Law. Notwithstanding any provision contained in this
           ------------------
Agreement to the contrary, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Government Authority by the Borrower.

SECTION 9.      MISCELLANEOUS.
                --------------

     9.1   Survival of Covenants; Binding Effect. All agreements,
           -------------------------------------
representations, covenants and warranties made by the Borrower in this Agreement, the other Financing Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Lender have been paid in full and satisfied, and the security interest, Lien and rights granted to the Lender in any Collateral and its rights and remedies hereunder and under the other Financing Documents shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the other Financing Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

     9.2   Prior Discussions; Amendments in Writing; Counterparts; Filing As
           -----------------------------------------------------------------
Financing Statement. This Agreement and all other Financing Documents
-------------------
incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Documents. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart. A carbon, photographic or other reproduction of this Agreement or of any financing statement executed to perfect the security interest created herein may be filed as a financing statement under the UCC (or under the Uniform Commercial Code in effect in any jurisdiction outside Massachusetts).

     9.3   General Indemnification. The Borrower shall, and does hereby,
           -----------------------
indemnify and save the Lender harmless from (and agrees to defend the Lender from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney's reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of the Lender's interest therein, or in collecting or enforcing the Obligations, or in enforcing any of the Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Financing Documents, the Obligations, the Collateral, or on account of the Lender's relationship with the Borrower, or any other Person responsible for any of the Obligations (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's selection, at the expense of the Borrower) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's actual bad faith, willful misconduct or gross negligence. The within indemnification shall survive termination of this Agreement. The Borrower's obligations under this subsection constitute part of the Obligations secured by the security interest created by this Agreement.

     9.4   Destruction of Documents; Receipt of Copy. This Agreement and all
           -----------------------------------------
other Financing Documents may be reproduced by the Lender by any photographic, photostatic, microfilm, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). The Borrower acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

     9.5   Notices. All notices required or permitted hereunder shall be in
           -------
writing and delivered in accordance with the provisions of the Credit Agreement.

     9.6   Application of Proceeds. Subject to the provisions of the Credit
           -----------------------
Agreement, upon the occurrence and during the continuance of any Event of Default, the Lender shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the Collateral, or of any other payments received hereunder, toward the Obligations in such order and manner as the Lender, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. The Borrower shall remain liable to the Lender for any deficiency remaining following such application.

     9.7   Severability. If any provision of this Agreement or any of the
           ------------
other Financing Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Financing Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Financing Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

     9.8   Headings. Headings appearing in this Agreement are intended for
           --------
convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

     9.9   Waiver of Jury Trial. THE BORROWER AND THE LENDER HEREBY WAIVE
           --------------------
THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

     9.10  Governing Law; Jurisdiction. This Agreement and the other Financing
           ---------------------------
Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered under their seals as of the date first above written.

WITNESS:                                GEERLINGS & WADE, INC.


_________________________________       By:____________________________________
Name:                                      Name:
                                           Title:
                                              Its duly authorized officer

WITNESS:                                CITIZENS BANK OF MASSACHUSETTS


_________________________________       By:____________________________________
Name:                                      Michael T. Bulman,
                                           Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                        April __, 2000

     Then personally appeared the above-named __________ as __________of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Geerlings & Wade, Inc., before me.


                                                     ___________________________
                                                     Notary Public
                                                     My commission expires:
                                                     [AFFIX NOTARIAL SEAL]

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                          April __, 2000

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.



                                                      __________________________
                                                      Notary Public
                                                      My commission expires:
                                                      [AFFIX NOTARIAL SEAL]

EXHIBIT C

                                    FORM OF
                        COLLATERAL ASSIGNMENT OF LEASE
                  (for 960 Turnpike Street, Canton, MA 02021)

         This COLLATERAL ASSIGNMENT OF LEASE (the "Assignment") is made as of
                                                   ----------
April 13, 2000, by GEERLINGS & WADE, INC., a Massachusetts corporation (the "Borrower") in favor of CITIZENS BANK OF MASSACHUSETTS, a Massachusetts savings
 --------
bank (the "Lender").
           ------

         All capitalized terms not defined herein but defined in that certain Credit Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Credit
                                                                      ------
Agreement") by and between the Borrower and the Lender, shall have the meanings
---------
given to such terms in the Credit Agreement.

                             Preliminary Statements:
                             ----------------------

         WHEREAS, the Borrower has requested that the Lender enter into the Credit Agreement and make certain Extensions of Credit to or for the benefit of the Borrower, as provided for therein; and

         WHEREAS, the Borrower is currently a party to that certain Commercial/Industrial Standard Lease dated as of July 21, 1995 (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Lease"), by and between The Naughton Company (the "Landlord") and the Borrower,
 -----                                              --------
which relates to certain premises, which are located at 960 Turnpike Street, Canton, Massachusetts, and which are more particularly described therein (the "Leased Premises"), a true, correct and complete copy of which Lease has been
 ---------------
delivered to the Lender contemporaneously with the execution of this Assignment; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Extensions of Credit that the Borrower enter into this Assignment;

         NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Extensions of Credit to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

         1.       Collateral Assignment.
                  ---------------------

                  (a) To secure the full, prompt and faithful payment and performance of all of the Obligations, the Borrower hereby grants a security interest in, and hereby collaterally assigns, transfers, conveys and sets over to the Lender all of the Borrower's rights, title and interests in, to and under the Lease relating to the Leased Premises, together with all rights, powers, privileges, options and other benefits of the Borrower as the tenant under the Lease. The Borrower irrevocably appoints the Lender its true and lawful attorney-in-fact, at the option of the Lender at any time after the occurrence and during the continuance of an Event of Default, to take possession and control of the Leased Premises, pursuant to the Borrower's rights as tenant under the Lease.

                  (b) Upon the occurrence and during the continuance of any Event of Default, the Lender may, at any time without notice, either in person, by agent or by a court-appointed receiver, regardless of the adequacy of the Lender's security, enter upon and take possession and control of the Leased Premises, or any part thereof, to perform all acts necessary and appropriate to operate and maintain the Leased Premises, including, but not limited to, execute, cancel or modify the Lease, make repairs to the Leased Premises, execute or terminate contracts providing for the management or maintenance of the Leased Premises, all on such terms as are deemed best to protect the security of this Assignment.

                  (c) To the extent provided under the Credit Agreement, the Lender or the receiver shall have access to the books and records used by the Borrower in the operation and maintenance of the Leased Premises. The Lender shall not be liable to the Borrower, anyone claiming under or through the Borrower or anyone having an interest in the Leased Premises by reason of anything done or left undone by the Lender hereunder.

                  (d) Any entering upon and taking possession and control of the Leased Premises by the Lender as provided herein shall not waive any Event of Default or invalidate any other right or remedy by the Lender. The Borrower hereby represents and agrees that it is and will be the sole tenant of the Leased Premises.

         2.       No Assumption of Lease Obligations. Notwithstanding the
                  ----------------------------------
Assignment set forth in Section 1 above, the Lender does not and shall not be deemed to have accepted, assumed or undertaken any or all obligations of the Borrower under or pursuant to the Lease, and hereby affirmatively disclaims, repudiates and refuses any such obligations. The Assignment provided for herein is made for the benefit and protection of the Lender and shall not be construed in any way to impose any obligation or duty upon the Lender to any third party with respect to the Lease or the Leased Premises.

         3.       Covenants and Agreements. The Borrower hereby covenants and
                  ------------------------
agrees with the Lender as follows:

                  (a) If the Lease provides for a security deposit paid by the Borrower, this Assignment shall transfer to the Lender all of the Borrower's right, title and interest in and to such security deposit to secure the Obligations; provided, however, that, the Borrower shall
                                 --------  -------
         have the right to such security deposits so long as no Event of Default shall have occurred and be continuing;

                  (b) The Borrower shall not terminate the Lease or grant concessions or modify or amend the Lease in any material manner which is or could reasonably be expected to be adverse to the Lender, in the reasonable judgment of the Lender, without the prior consent of the Lender;

                  (c) The Borrower shall pay all rent to the Landlord on the date when such rent is due and owing under the terms of the Lease, subject to applicable grace periods contained therein, if any;

                  (d) Except with the prior written consent of the Lender, the Borrower shall not permit a subordination of the Lease to any mortgage, deed of trust or other encumbrance, or any other lease, now or hereafter affecting the Leased Premises or any part thereof, or permit conversion of the Lease to a sublease; provided however that no consent of the Lender shall be required in the event of a subordination of the Lease to any mortgage affecting the Leased Premises so long as, contemporaneously with such subordination, the holder of any such mortgage has entered into an agreement with the Borrower and the Lender which provides that the Lease and this Assignment shall be recognized by such holder and that the rights of the tenant under the Lease, whether such tenant shall be the Borrower, the Lender or the assignee of either of them, shall remain in full force and effect during the term of the Lease, notwithstanding any default in the payment or performance of such mortgage and notwithstanding any foreclosure proceeding with respect thereto provided that all of the terms, covenants and conditions of the Lease shall have been performed;

                  (e) The Borrower shall not, without the Lender's prior consent, enter into a new Lease except in the ordinary course of business upon then prevailing market terms and conditions.

                  (f) The Borrower shall faithfully perform and discharge all obligations of the tenant under the Lease, and shall give prompt written notice to the Lender of any notice of any defaults committed by the Borrower thereunder. The Borrower shall appear in and defend, at no cost to the Lender, any action or proceeding arising under or in any manner connected with the Lease. If requested by the Lender, the Borrower shall enforce the Lease and all remedies available to the Borrower against the Landlord thereunder;

                  (g) Nothing herein shall be construed to constitute the Lender as a "mortgagee in possession" in the absence of its taking of actual possession of the Leased Premises pursuant to the powers granted herein, or to impose any liability or obligation on the Lender under or with respect to the Lease.

         Prior to the Lender taking actual possession of the Leased Premises, the Borrower shall indemnify and hold the Lender harmless from and against any and all liabilities, losses and damages (including reasonable attorneys' fees and costs) that the Lender may incur under the Lease or by reason of this Assignment, and of and from any and all claims and demands whatsoever that may be asserted against the Lender by reason of any alleged obligations to be performed or discharged by the Lender under the Lease or this Assignment, except for such liabilities, losses and damages that have been determined by a court of competent jurisdiction to have arisen out of the Lender's actual bad faith, willful misconduct or gross negligence.

         4.    Event of Default. Upon the occurrence and during the continuance
               ----------------
of any one or more Events of Default, any and all Obligations shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         5.    Additional Rights and Remedies to the Lender. If an Event of
               --------------------------------------------
Default occurs and shall be continuing, the Lender shall have all of the rights and remedies provided for herein, all of which are cumulative, in addition to all other rights and remedies provided under the Financing Documents, or under any other agreement between the Borrower and the Lender, or otherwise available at law or in equity or by statute, and the Lender shall have the right to assign the Lender's rights hereunder. Any subsequent assignee shall have all the rights and powers herein provided to the Lender.

         6.    Additional Security. The Lender may take or release other
               -------------------
security for the Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of Obligations, without prejudice to any of its rights under this Assignment.

         7.    Absolute Assignment; Release. This Assignment is an absolute and
               ----------------------------
unconditional assignment of rights only, and not a delegation of duties. The assignment contained herein and all rights herein assigned to the Lender shall cease and terminate as to the Lease upon either (a) the satisfaction of all Obligations, or (b) the termination of the Lease. It is expressly understood that no judgment or decree that may be entered on any debt secured or intended to be secured by this Assignment shall operate to abrogate or lessen the effect of this Assignment, but that the same shall continue in full force and effect as herein provided. The provisions of this Assignment shall also remain in full force and effect during the pendency of any proceedings for the foreclosure and/or sale of the Leased Premises, or any part thereof, both before and after sale, until the issuance of a deed pursuant to a decree of foreclosure and/or sale, unless all Obligations are fully satisfied.

         8.    Miscellaneous.
               -------------

               8.1  Further Assurances. The Borrower hereby agrees that it
                    ------------------
         shall, whenever and as often as it shall be requested to do so by the Lender, execute, acknowledge and deliver, or cause to be executed, acknowledged, and delivered, any and all such further conveyances, approvals, consents, memoranda of the subject matter hereof, duplicate originals hereof, and any and all other documents and to do any and all other acts as may be necessary or appropriate to carry out the terms of this Assignment. This Assignment or a memorandum hereof may be recorded by the Lender at any time.

               8.2  Effect on Rights Under Other Documents. Nothing contained in
                    --------------------------------------
         this Assignment and no act done or omitted by the Lender pursuant to the powers and rights granted it hereunder shall prejudice or be deemed to be a waiver by the Lender of its rights and remedies under the Financing Documents. The right of the Lender to collect the Obligations and to enforce any other security therefor held by it may be exercised by the Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

               8.3  No Waiver. A waiver by the Lender of any of its rights
                    ---------
         hereunder or under the Lease or of a breach of any of the covenants and agreements contained herein to be performed by the Borrower shall not be construed as a waiver of such rights in any succeeding instance or of any succeeding breach of the same or other covenants, agreements, restrictions or conditions.

               8.4  Survival of Covenants; Binding Effect. All agreements,
                    -------------------------------------
         representations, covenants and warranties made by the Borrower in this Assignment, the other Financing Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Assignment and survive the execution and delivery of this Assignment, and shall remain in full force and effect until all Obligations to the Lender have been paid in full and satisfied, and the security interest, Lien and rights granted to the Lender hereunder shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Assignment and the other Financing Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

               8.5  Prior Discussions; Amendments in Writing. This Assignment
                    ----------------------------------------
         and all other Financing Documents incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Documents. This Assignment may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof.

               8.6  Notices. All notices required or permitted hereunder shall
                    -------
         be in writing and delivered in accordance with the provisions of the Credit Agreement.

               8.7  Severability. If any provision of this Assignment or any of
                    ------------
         the other Financing Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Financing Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Financing Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

               8.8  Headings. Headings appearing in this Assignment are intended
                    --------
         for convenience only and do not constitute, and shall not be interpreted to be, a part of this Assignment.

               8.9  Waiver of Jury Trial. THE BORROWER AND THE LENDER HEREBY
                    --------------------
         WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

               8.10 Governing Law; Jurisdiction. This Assignment is executed and
                    ---------------------------
         delivered in The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Borrower submits itself to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed and delivered under its seal as of the date first above written.

WITNESS:                                             GEERLINGS & WADE, INC.



______________________________              By:_________________________________
Name:                                          Name:
                                               Title:
                                                  Its duly authorized officer

                         COMMONWEALTH OF MASSACHUSETTS

___________ County, ss.                                   April __, 2000


         Then personally appeared the above-named _________________, as ________________ of Geerlings & Wade, Inc., and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of Geerlings & Wade, Inc., before me.



                                                  ______________________________
                                                  Notary Public
                                                  My commission expires:
                                                  [AFFIX NOTARIAL SEAL]

                          ACKNOWLEDGMENT AND CONSENT
                                  OF LANDLORD




Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts 02109

Re:      960 Turnpike Street, Canton, Massachusetts
         ------------------------------------------

Gentlemen:

         Reference is hereby made to the following:

             (a) a certain Commercial/Industrial Standard Lease, dated as of July 21, 1995, (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Lease"), by and between
                                                       -----
         The Naughton Company (the "Landlord") and Geerlings & Wade, Inc., a
                                    --------
         Massachusetts corporation ("Tenant"), which relates to certain premises
                                     ------
         which are located at 960 Turnpike Street, Canton, Massachusetts, and which are more particularly described therein (the "Leased Premises");
                                                             ---------------
         and

             (b) a certain Credit Agreement, dated as of April 13, 2000 (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "Credit Agreement") by and between the Borrower
                                 ----------------
         and Citizens Bank of Massachusetts a Massachusetts savings bank (the "Lender").
          ------

         In consideration of the Leased Premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord hereby agrees with the Lender as follows:

                  1. The Landlord hereby consents to and approves of the execution and delivery by the Borrower of a certain Collateral Assignment of Lease, dated as of April 13, 2000 (the "Collateral
                                                               ----------
         Assignment of Lease"), from the Borrower in favor of the Lender,
         -------------------
         pursuant to which, among other things, the Borrower has collaterally assigned the Lease to the Lender as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the indebtedness, liabilities and obligations of the Borrower to the Lender under the Credit Agreement and the other Financing Documents (as defined in the Credit Agreement), whether now existing or hereafter arising.

                  2. The Landlord agrees that, upon the occurrence of a default under the Lease, the Landlord will send to the Lender written notice of such default (hereinafter referred to as a "Default Notice"),
                                                     --------------
         specifying the action to be taken to cure such default at the same time such notice is sent to the Borrower. The Landlord shall give such Default Notice to the Lender at Citizens Bank of Massachusetts, 28 State Street, Boston,

         Massachusetts 02109, Attention: Corporate Banking, or as such other address as the Lender shall designate to the Landlord in writing.

                  3. The Landlord agrees that it will accept the cure by the Lender of the default specified in a Default Notice and such default will be deemed cured: (a) with respect to a default involving the payment of a sum of money only, if the Lender, at its option, will pay or cause to be paid such sum within thirty (30) days after receipt of the Default Notice relating thereto, or (b) with respect to any non-monetary default, if the Lender, as its option, will cure or cause to be cured such default within thirty (30) days after receipt of the Default Notice relating thereto; provided, however, that if such
                                          -----------------
         default is of a nature that is not susceptible to cure within such thirty (30) day period, the Landlord shall not exercise its rights and remedies under the Lease if the Lender shall, prior to the expiration of such thirty (30) day period, commence or cause to be commenced the cure thereof and diligently prosecutes such cure to completion. The foregoing shall not be deemed to be an agreement by, or impose an obligation on, the Lender, to act to cure any such default, but the Lender, at its option and in its sole discretion, may cure any such default.

                  4. The Landlord acknowledges that this letter serves as a notification of the Lender's interest in the Lease and the leasehold estate created thereby as may be prescribed by the Lease. In the event that the Lender shall exercise its remedies pursuant to the Collateral Assignment of Lease, the Landlord recognizes the Lender as the tenant under the Lease and consents to the further assignment of the Lease by the Lender to a third-party, notwithstanding any prohibition against or condition on such further assignment in the Lease; provided, however,
                                                            -----------------
         that such third party may use the Leased Premises only for (a) the same or a similar business to that conducted by the Borrower on the Leased Premises at the time of such assignment or (b) without limitation of the use permitted pursuant to clause (a), general office facilities.

                  5. The Landlord hereby consents to the grant by the Tenant to the Lender of a lien on and security interest in all of the personal property of the Borrower located on the Leased Premises (the "Personal
                                                                       --------
         Property"), as security for the prompt and complete payment and
         --------
         performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the indebtedness, liabilities and obligations of the Borrower to the Lender under the Credit Agreement and the other Financing Documents, whether now existing or hereafter arising. Until such time as all such indebtedness, liabilities and obligations of the Borrower to the Lender are paid in full and the Lender has no further obligation to make any loans to the Borrowers, the Landlord hereby subordinates any lien upon, or security interest in, the Personal Property that the Landlord may now or hereafter hold, whether by virtue of the Lease, by operation of law or otherwise, to any lien or security interest of the Lender in the Personal Property, whether now existing or hereafter arising.

                  6. The Landlord hereby agrees that the Lender may, in connection with the exercise of any of its remedies under the Collateral Assignment of Lease or other Financing Documents relating to the Personal Property, enter upon and remain in the

         Leased Premises or permit the Lender's agents to do so on the Lender's behalf, in order to implement such exercise of remedies (including, without limitation, the removal of the Personal Property or the sale or liquidation of the Personal Property at the Leased Premises in connection with the foreclosure or other similar action), without liability to the Landlord; provided, however, that the Lender or its
                                     -----------------
         agents may enter upon and remain in the Leased Premises, subject to the following conditions: (a) the Lender restores any walls, windows, doors, partitions, roofs, floors or other parts of the Leased Premises damaged by it in the course of removal to their condition at the time of the Lender's entry into possession, (b) the Lender pays the Landlord rent at the same rate as the Borrower for the period of its occupancy, such rent to be paid in arrears on the thirtieth (30th) day after the Lender's entry into possession, and (c) the Lender completes such removal and liquidation within ninety (90) days of the Lender's entry into possession. The Landlord agrees that, upon the Lender taking possession of the Leased Premises, the Lender's only obligation shall be the payment of the aforementioned sums and no amount that may be due to the Lender from the Borrower shall in any way be chargeable to the Lender or against the collateral of the Lender.

           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this instrument under their seals effective as of April 13, 2000.

WITNESS:                                     THE NAUGHTON COMPANY



_________________________________            By:  ______________________________
Name:                                             Name:
                                                  Title:
                                                     Its duly authorized officer


WITNESS:                                     CITIZENS BANK OF MASSACHUSETTS


_________________________________            By:  ______________________________
Name:                                             Michael T. Bulman,
                                                  Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

___________ County, ss.                               April __, 2000


         Then personally appeared the above-named ________________, as _________________ of ______________________________, and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of ______________________________, before me.

                                                Notary Public
                                                My commission expires:
                                                [AFFIX NOTARIAL SEAL]


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                   April __, 2000


         Then personally appeared the above-named Michael T. Bulman, as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of Citizens Bank of Massachusetts, before me.

                                                  ______________________________
                                                  Notary Public
                                                  My commission expires:
                                                  [AFFIX NOTARIAL SEAL]

EXHIBIT D

                          FORM OF SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY (the "Guaranty") is made as of April 13, 2000
                                        --------
by each of the SUBSIDIARIES of GEERLINGS & WADE, INC., a Massachusetts corporation (the "Borrower") which are signatories hereto (said Subsidiaries,
                  --------
together with any and all other Subsidiaries of the Borrower which in accordance with the provisions of subsection 17.9 below, may hereafter become parties to this Guaranty, are hereinafter sometimes referred to collectively as the "Subsidiary Guarantors" and each singly as a "Subsidiary Guarantor"), in favor
 ---------------------                        --------------------
of CITIZENS BANK OF MASSACHUSETTS, a Massachusetts savings bank (the "Lender").
                                                                      ------
All of the obligations and liabilities of the Subsidiary Guarantor under this Guaranty are joint and several.

         All capitalized terms not defined herein but defined in that certain Credit Agreement, dated of even date herewith (as the same may be hereafter amended, modified, substituted, extended, restated or supplemented, from time to time, the "Credit Agreement"), by and between the Borrower and the Lender, shall
           ----------------
have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
                            -----------------------

         WHEREAS, the Borrower has requested that the Lender enter into the Credit Agreement and to make certain Extensions of Credit to or for the benefit of the Borrower, as provided for therein; and

         WHEREAS, each of the Subsidiary Guarantors is a Subsidiary of the Borrower; and

         WHEREAS, the Borrower and the Subsidiary Guarantors are engaged in related or complimentary businesses, and each Subsidiary Guarantor will derive substantial direct and indirect benefit from the Lender making such Extensions of Credit to the Borrower; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Extensions of Credit that the Subsidiary Guarantors enter into this Guaranty;

         NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Extensions of Credit to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary Guarantors hereby agree with the Lender as follows:

         1.   Definitions. As used in this Guaranty, the following terms shall
              -----------
have the meanings given to such terms as set forth below:

              "Obligations":  any  and  all  Indebtedness,  obligations  and
               -----------
         liabilities of the Borrower to the Lender, of every kind, nature and description, and however arising, whether or not the same are: now existing or hereafter arising or acquired; created by contract or by operation of law; matured or unmatured; absolute or contingent; liquidated or unliquidated; primary or secondary; of payment or of performance; presently contemplated by the parties; joint or several; or direct or indirect (including, without limitation, all principal, interest, fees and other sums now or hereafter owed by the Borrower to the Lender under the Credit Agreement, any Note and the other Financing Documents).

               "Other Obligor": with respect to any Subsidiary Guarantor, any
                -------------
         other Person now or hereafter liable for any of the Obligations, whether as co-makers, endorsers, guarantors, sureties, indemnitors or otherwise (including without limitation, the Borrower or any other Subsidiary Guarantor hereunder).

         2.    Guaranty of Payment and Performance. Each Subsidiary Guarantor
               -----------------------------------
hereby jointly and severally with all Other Obligors irrevocably and unconditionally guarantees to the Lender the prompt and complete payment and performance by the Borrower when due (whether at maturity, by acceleration or otherwise) of the Obligations.

         3.    Guaranteed Amount. This Guaranty is absolutely unlimited in
               -----------------  ----------------------------------------
amount; provided, however, notwithstanding any provision contained in this
------
Guaranty or in any of the other Financing Documents to the contrary, the maximum liability of each Subsidiary Guarantor hereunder and under the other Financing Documents to which such Subsidiary Guarantor is a party shall in no event exceed an amount equal to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code, as amended from time to time or any applicable provisions of comparable state law relating to the insolvency of debtors. Each Subsidiary Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder.

         4.    Duration of Guaranty. This Guaranty shall remain in full force
               --------------------
and effect and be binding in accordance with and to the extent of its terms upon each Subsidiary Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns, until all of the Obligations have been paid in full and the obligation of the Lender to make Extension(s) of Credit to the Borrower is terminated in writing. Each Subsidiary Guarantor shall, to the fullest extend permitted by applicable law, continue to remain obligated under this Guaranty notwithstanding that any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any or all of the Obligations are thereafter continued.

         5.    Unconditional Nature of Guaranty. This Guaranty is an
               --------------------------------
unconditional, absolute and continuing guaranty of the full and punctual payment and performance of the Obligations, and not of their collectability only. If the Borrower defaults in the payment or performance of any of the Obligations, the obligations of each Subsidiary Guarantor hereunder shall become, upon notice from the Lender, immediately due and payable. When pursuing its rights and remedies hereunder against any Subsidiary Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower, any Other Obligor or any other Person or against any collateral securing the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower, any Other Obligor or any such other Person or to realize upon any such collateral or to exercise any such right of offset, or any release of the Borrower, any Other Obligor or any such other Person or any such collateral or right of offset, shall not relieve such Subsidiary Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against such Subsidiary Guarantor.

         6.    Payments. Payments by each Subsidiary Guarantor hereunder may be
               --------
required by the Lender on any number of occasions. All payments hereunder shall be in Dollars and made to the Lender, at the Lender's head office at 28 State Street, Boston, Massachusetts 02109.

         7.    Lender's Freedom to Act. The obligations of each Subsidiary
               -----------------------
Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by, any circumstance or condition (whether or not such Subsidiary Guarantor shall have any knowledge or notice thereof), including without limitation, (a) any invalidity or unenforceability, in whole or in part, of the Credit Agreement, any Note or any other Financing Document, or any obligation, duty or agreement of the Borrower or any Other Obligor thereunder or in respect thereof, or any provision of any applicable law or regulation purporting to prohibit the payment or performance by the Borrower or any Other Obligor of any Obligations, (b) any failure on the part of the Borrower or any Other Obligor for any reason to perform or comply with any term of the Credit Agreement, any Note or any other Financing Document or any other agreement, (c) any amendment, modification or restatement of, or supplement to, the Credit Agreement, any Note or any other Financing Document (including without limitation, any of the foregoing which has the effect of increasing the amount of the Obligations), or any obligation, duty or agreement of the Borrower or any Other Obligor thereunder or in respect thereof, (d) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of the Credit Agreement, any Note or any other Financing Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise), (e) any assignment or transfer in whole or in part of any of the Obligations in accordance with the Credit Agreement, (f) any furnishing or acceptance of any direct or indirect security or guaranty, or any release of or non-perfection or invalidity of any direct or indirect security or guaranty, for any of the Obligations, (g) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower or any Other Obligor or any of their respective properties or creditors or any resulting release or discharge of any Obligations, (h) the voluntary or involuntary sale or other disposition of the Borrower or any Other Obligor, or all or substantially all the assets of the Borrower or any Other Obligor, or (i) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations or of such Subsidiary Guarantor under this Guaranty.

         8.    Waivers. Each Subsidiary Guarantor acknowledges and agrees that
               -------
the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any Requirement of Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Except to the extent expressly required herein or in any other Financing Document, and to the extent permitted by law, each

Subsidiary Guarantor waives (a) all presentments, demands, protests and notices of any kind related to the Obligations or the Credit Agreement, any Note or any other Financing Document (including without limitation, (i) any notices of the existence or creation of any new or additional indebtedness constituting Obligations or of any action or non-action on the part of the Borrower, the Lender or any other Person; and (ii) any notices of any indulgence, extensions or renewals granted to the Borrower or any Other Obligor with respect to Obligations); (b) any requirement of diligence or promptness in the enforcement of rights under the Credit Agreement, any Note or any other Financing Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (c) any right to require the Lender, as a condition of enforcement of this Guaranty, to proceed against the Borrower or any Other Obligor or to proceed against or exhaust any security held by the Lender at any time or to pursue any other right or remedy in the Lender's power before proceeding against such Subsidiary Guarantor; (d) any duty on the part of the Lender to disclose to such Subsidiary Guarantor any facts the Lender may now or hereafter know about the Borrower or any Other Obligor in respect of Obligations; (e) all suretyship and equitable defenses which may, at any time, be available to or asserted by such Subsidiary Guarantor against the Lender; (f) any other defenses, set-offs or counterclaims which may, at any time, be available to or asserted by such Subsidiary Guarantor against the Lender; and
(g) all exemptions which may, at any time, be available to or asserted by such Subsidiary Guarantor against the Lender. Each Subsidiary Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of such Subsidiary Guarantor is made with such Subsidiary Guarantor's full knowledge of the significance and consequences thereof and that under the circumstances the waivers are reasonable. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by such law or public policy.

         9.    Subsidiary Guarantor as Principal. If for any reason, the
               ---------------------------------
Borrower or any Other Obligor has no legal existence or is under no legal obligation to perform any of the Obligations, or if any of the Obligations becomes unrecoverable from the Borrower or any Other Obligor by operation of law or for any other reason, this Guaranty shall nevertheless remain in full force and effect and shall be binding upon each Subsidiary Guarantor to the same extent as if each such Subsidiary Guarantor at all times had been the principal obligor on all of the Obligations.

         10.   Limitation on Subrogation and Contribution. Until the Obligations
               ------------------------------------------
have been paid in full and the obligation of the Lender to make Extension(s) of Credit to the Borrower is terminated in writing, each Subsidiary Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, (a) to be subrogated, with respect to any payment made by such Subsidiary Guarantor hereunder, to the rights of the Lender against the Borrower, or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or (b) to receive any payment, in the nature of contribution or for any other reason, from any Other Obligor with respect to any payment made by such Subsidiary Guarantor hereunder.

         11.   Subordination. Each Subsidiary Guarantor hereby irrevocably
               -------------
agrees that any and all claims which such Subsidiary Guarantor may now or hereafter have against the Borrower or any Other Obligor (including, without limitation, the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such other Subsidiary Guarantor) shall be subject and subordinate to the prior payment in full of all of the Obligations;

provided, however, the Borrower may make and such Subsidiary Guarantor may receive payments or distributions to the extent and as provided in the Credit Agreement so long as no Event of Default has occurred and is continuing. Upon the occurrence and during the continuance of any Event of Default, each Subsidiary Guarantor shall not claim from the Borrower or any Other Obligor any sums which may be owing to such Subsidiary Guarantor, or have the benefit of any setoff or counterclaim or proof against dividend, composition or payment by the Borrower or such Other Obligor until all Obligations shall have been paid in full and the obligation of the Lender to make Extension(s) of Credit to the Borrower has been terminated. If any payment or distribution or security or the benefit of proceeds thereof shall be received by any Subsidiary Guarantor upon or with respect to amounts due to such Subsidiary Guarantor from the Borrower or any Other Obligor after an Event of Default has occurred and is continuing and prior to the payment in full of all Obligations, such Subsidiary Guarantor will forthwith deliver the same to the Lender in precisely the form received (except for endorsement or assignment where necessary), for application in or towards repayment of the Obligations and, until so delivered, the same shall be held in trust as property of the Lender. In the event of the failure of any Subsidiary Guarantor to make any such endorsement or assignment, the Lender is hereby irrevocably authorized to make the same on behalf of such Subsidiary Guarantor.

      12. Security; Setoff. Each Subsidiary Guarantor grants to the Lender as
          ----------------
security for the full and punctual payment and performance of such Subsidiary Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Subsidiary Guarantor now or hereafter held by the Lender and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to such Subsidiary Guarantor or subject to withdrawal by such Subsidiary Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Lender is hereby authorized at any time and from time to time after the occurrence and during the continuance of any Event of Default, without notice to such Subsidiary Guarantor (any such notice being expressly waived by such Subsidiary Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of such Subsidiary Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

      13. Costs of Collection. Each Subsidiary Guarantor agrees to pay or
          -------------------
otherwise reimburse the Lender, upon demand, for any and all reasonable fees, costs and expenses (including, without limitation, all reasonable legal fees, costs and expenses) which are paid or incurred by the Lender from time to time in connection with enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or the collection of, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Subsidiary Guarantor under this Guaranty, together with interest thereon (from the applicable dates when due until paid in full) at the Late Rate.

      14. Reinstatement. This Guaranty shall continue to be effective, or be
          -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Other Obligor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Other Obligor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     15. Representations and Warranties. Each Subsidiary Guarantor hereby
         ------------------------------
represents and warrants that:


         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

         (b) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and the other Financing Documents to which it is a party, and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty and the other Financing Documents to which it is a party;

         (c) this Guaranty and each of the other Financing Documents to which it is a party constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance by such Subsidiary Guarantor of this Guaranty or any of the other Financing Documents to which it is a party will not violate any provision of any Requirement of Law applicable to such Subsidiary Guarantor or Contractual Obligation of such Subsidiary Guarantor which could reasonably be expected to have a Material Adverse Effect on such Subsidiary Guarantor and will not result in, or require the creation or imposition of, any Lien on any of the properties or revenues of such Subsidiary Guarantor pursuant to any such Requirement of Law or Contractual Obligation of such Subsidiary Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subsidiary Guarantor) is required in connection with the execution, delivery or performance by such Subsidiary Guarantor or the validity or enforceability of this Guaranty or any of the other Financing Documents to which it is a party; and

         (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of such Subsidiary Guarantor, threatened by or against such Subsidiary Guarantor or against any of its properties or revenues (i) with respect to this Guaranty or any of the other Financing Documents to which it is a party or any of the transactions contemplated hereby or thereby, or (ii) which could reasonably be expected to have a Material Adverse Effect on such Subsidiary Guarantor; and

      (g) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects to the extent such representations and warranties apply to such Subsidiary Guarantor.

     Each Subsidiary Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Subsidiary Guarantor on the date of each Extension of Credit to the Borrower under the Credit Agreement on and as of the date of such Extension of Credit as though made hereunder on and as of such date.

  16. Covenants. Each Subsidiary Guarantor hereby covenants and agrees with the
      ---------
Lender that, from and after the date of this Guaranty until the Obligations are paid and performed in full and the obligation of the Lender to make Extension(s) of Credit to the Borrower has been terminated that such Subsidiary Guarantor will comply promptly and punctually with all of the provisions of Sections 6 and 7 of the Credit Agreement to the extent such provisions apply to such Subsidiary Guarantor.

 17.  Miscellaneous.
      -------------

      17.1 Amendments in Writing; No Waiver; Cumulative Remedies. None of the
           ---------------------
terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Subsidiary Guarantor and the Lender, provided that any provision of this Guaranty may be waived by facsimile transmission by the Lender. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      17.2 Severability. Any provision of this Guaranty which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17.3 Integration. This Guaranty represents the agreement of each Subsidiary
          -----------
Guarantor with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Subsidiary Guarantor or the Lender relative to the subject matter hereof not expressly set forth or referred to herein.

    17.4 Notices. All notices, requests and demands to or upon the respective
         -------
parties hereto shall be in writing and delivered in accordance with the provisions of the Credit Agreement.

    17.5 Headings. The section headings used in this Guaranty are for
         --------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      17.6 Counterparts. This Guaranty may be executed by one or more of the
           ------------
Subsidiary Guarantors on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guaranty signed by all of the Subsidiary Guarantors shall be lodged with the Lender.

      17.7 Successors and Assigns. This Guaranty shall be binding upon the
           ----------------------
successors and assigns of each Subsidiary Guarantor and shall inure to the benefit of the Lender and its successors and assigns, provided that no Subsidiary Guarantor may assign any of its rights or obligations under this Guaranty without the consent of the Lender.

      17.8 Joint and Several Liability. All of the obligations and liabilities
           ---------------------------
of the Subsidiary Guarantors under this Agreement are joint and several.

      17.9 Additional Subsidiary Guarantors. Each Subsidiary of the Borrower
           --------------------------------
that is required to become a party to this Guaranty pursuant to subsection 5.11 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Guaranty by execution and delivery of a Joinder and Assumption Agreement, substantially in a form and substance reasonably acceptable to the Lender.

      17.10 WAIVER OF JURY TRIAL. EACH SUBSIDIARY GUARANTOR AND THE LENDER
            --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

      17.11 Governing Law; Jurisdiction. This Guaranty and the other Financing
            ---------------------------
Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. Each Subsidiary Guarantor submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and such Subsidiary Guarantor's relationship with the Lender.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer under its seal as of the day and year first above written.

WITNESS:                                     GEERLINGS & WADE OF TEXAS, INC.


_________________________________            By:______________________________
Name:                                        Name:
                                             Title:
                                                 Its duly authorized officer

WITNESS:                                     CITIZENS BANK OF MASSACHUSETTS


_________________________________            By:____________________________
Name:                                             Michael T. Bulman,
                                                  Senior Vice President

                                 STATE OF TEXAS

Suffolk County, ss.  April __, 2000

     Then personally appeared the above-named ____________________ as _______________ of Geerlings & Wade of Texas, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Geerlings & Wade of Texas, Inc., before me.


                                                ------------------------------
                                                Notary Public
                                                My commission expires:
                                                [AFFIX NOTARIAL SEAL]

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.  April __, 2000

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.


                                                -----------------------------
                                                Notary Public
                                                My commission expires:
                                                [AFFIX NOTARIAL SEAL]

EXHIBIT E

               FORM OF SUBSIDIARY SECURITY AGREEMENT - ALL ASSETS

     This SUBSIDIARY SECURITY AGREEMENT - ALL ASSETS (this "AGREEMENT") is made as of April 13, 2000 by and among (a) all of the SUBSIDIARIES of GEERLINGS & WADE, INC., a Massachusetts corporation (the "BORROWER") which are signatories hereto (said Subsidiaries, together with any and all other Subsidiaries of the Borrower which in accordance with the provisions of subsection 9.10 below, may hereafter become parties to this Agreement, are hereinafter sometimes referred to collectively as the "SUBSIDIARY GUARANTORS" and each singly as a "SUBSIDIARY GUARANTOR") and (b) CITIZENS BANK OF MASSACHUSETTS, a Massachusetts savings bank (the "LENDER").

     All capitalized terms not defined herein but defined in the Credit Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "CREDIT AGREEMENT") by and between the Borrower and the Lender, shall have the meanings given to such terms in the Credit Agreement.

                            Preliminary Statements:
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     WHEREAS, the Borrower has requested that the Lender enter into the Credit Agreement and make certain Extensions of Credit to or for the benefit of the Borrower, as provided for therein; and

     WHEREAS, each Subsidiary Guarantor is a Subsidiary of the Borrower; and

     WHEREAS, the Borrower and the Subsidiary Guarantors are engaged in related or complimentary businesses, and the Subsidiary Guarantors will derive substantial direct and indirect benefit from the Lender making such Extensions of Credit to the Borrower; and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Extensions of Credit that the Subsidiary Guarantors enter into this Agreement;

     NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Extensions of Credit to or for the benefit of the Borrower, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary Guarantors hereby agree with the Lender as follows:

1.  DEFINITIONS; USE OF TERMS.
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1.1 Definitions. As used in this Agreement, the following terms shall have the meanings given to such terms in the Uniform Commercial Code in effect in The Commonwealth of Massachusetts on the date hereof: "CHATTEL PAPER," "DEPOSIT ACCOUNTS," "DOCUMENTS," "FARM PRODUCTS," "FIXTURES," "GOODS" and "INSTRUMENTS." The following terms shall have the meanings given to such terms as set forth below:

          "ACCOUNTS":   all "accounts" as that term is defined in the UCC, and
     to the extent not included in such definition, shall also mean and include all accounts receivable, book debts, notes, drafts and other forms of obligations or indebtedness now owned or hereafter received or acquired by or belonging or owing to any Subsidiary Guarantor whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by such Subsidiary Guarantor (including, without limitation, any such obligation or indebtedness which would be characterized as an account, general intangible or chattel paper under the Uniform Commercial Code in effect in any jurisdiction) and all of the rights of each such Subsidiary Guarantor in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the rights of each such Subsidiary Guarantor to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to any Subsidiary Guarantor under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or membership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "CONTRACT": with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of each Subsidiary Guarantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Subsidiary Guarantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Subsidiary Guarantor to perform and to exercise all remedies thereunder.

          "COPYRIGHT LICENSES": any written agreement naming any Subsidiary Guarantor as licensor or licensee, granting any right under any Copyright (including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright).

          "COPYRIGHTS": (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the Copyright Office, and (ii) the right to obtain all renewals thereof.

          "COPYRIGHT OFFICE": the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

          "DOMESTIC SUBSIDIARY": any Subsidiary that is organized under the laws of any jurisdiction within the United States.

          "EQUIPMENT": all "equipment" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all machinery, furniture and motor vehicles.

          "FOREIGN SUBSIDIARY": any Subsidiary that is organized under the laws of any jurisdiction outside the United States.

          "GENERAL INTANGIBLES": all "general intangibles" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any franchise agreements or rights in favor of or granted by any Subsidiary Guarantor to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each Subsidiary.

          "INVENTORY": all "inventory" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

          "INTELLECTUAL PROPERTY": all rights, title, interests, priorities and privileges relating to any and all intellectual property, whether arising under federal, state or foreign laws or otherwise (including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom).

          "INVESTMENT PROPERTY": all "investment property", as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all stock (including, without limitation, all Pledged Stock), bonds, debentures, securities, treasury bills, certificates of deposit, mutual or money market fund shares, bills, notes (including, without limitation, all Pledged Notes), evidences of indebtedness or other obligations issued by any Person (including, without limitation, federal government of the United States or any agency thereof), whether in registered, bearer or other form, and whether certificated or uncertificated, in book-entry or other form.

          "ISSUERS": (a) the Persons identified Section 4 of the Master Disclosure Schedule attached hereto as the issuers of the Pledged Stock,
     (b) any other Subsidiaries of any Subsidiary Guarantor created or acquired after the date hereof the equity of which is required to be pledged by this Agreement or subsection 7.11 of the Credit Agreement, (c) the Persons identified in Section 4 of the Master Disclosure Schedule attached hereto as the issuers of the Pledged Notes and (d) any other issuer of any Investment Property.

          "LICENSE":  any Copyright License, Patent License or Trademark
     License.

          "MASTER DISCLOSURE SCHEDULE": the Master Disclosure Schedule attached hereto and incorporated herein by reference.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by any Subsidiary Guarantor of any right to manufacture, use or sell any invention covered by a Patent.

          "PATENTS": (a) all letters patent of the United States or any other country and all reissues and extensions thereof and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

          "PTO": the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

          "PLEDGED NOTES":   all promissory notes listed in Section 3 of the
     Master Disclosure Schedule attached hereto, and, if requested by the Lender, any other promissory note issued to or held by any Subsidiary Guarantor (other than promissory notes issued in connection with extensions of trade credit by any Subsidiary Guarantor in the ordinary course of business).

          "PLEDGED STOCK":   the shares of Capital Stock listed in Section 4 of
     the Master Disclosure Schedule attached hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to any Subsidiary Guarantor and that are required by this Agreement or the Credit Agreement to be pledged hereunder while this Agreement is in effect.

          "PROCEEDS": all "proceeds," as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include
     (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to any Subsidiary Guarantor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to any Subsidiary Guarantor from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of any Subsidiary Guarantor in respect of the Collateral, (d) all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "SECURED OBLIGATIONS": all indebtedness, obligations and liabilities of the Subsidiary Guarantors to the Lender under the Subsidiary Guaranty, this Agreement and all of the other Financing Documents to which any Subsidiary Guarantor is a party, whether or not the same are now existing or hereafter arising, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured; provided, however, notwithstanding any provision contained in this Agreement or in any of the other Financing Documents to the contrary, the maximum amount of obligations secured by this Agreement with respect to any specific Subsidiary Guarantor shall in no event exceed an amount equal to the largest amount that would not render the obligations of such Subsidiary Guarantor hereunder and under the other Financing Documents to which it is a party subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code, as amended from time to time or any applicable provisions of comparable state law relating to the insolvency of debtors.

          "SECURITIES ACT": the Securities Act of 1933, as amended from time to time.

          "SUBSIDIARY GUARANTY": the Subsidiary Guaranty, dated of even date herewith, from the Subsidiary Guarantors in favor of the Lender, as the same may be amended, modified, supplemented, reaffirmed, extended or restated, from time to time.

          "TRADEMARK LICENSE": any agreement, written or oral, providing for the grant by or to any Subsidiary Guarantor of any right to use any Trademark.

          "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the PTO or in any similar office or agency of the United States, or any State thereof, or any other country, and (b) all renewals thereof.

          "UCC": the Uniform Commercial Code as from time to time in effect in The Commonwealth of Massachusetts; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

1.2 Use of Terms; Exhibits. The use of the singular of terms which are defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way. All exhibits to this Agreement are incorporated herein.

2.  GRANT OF SECURITY INTEREST.
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     As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Subsidiary Guarantor hereby grants and otherwise pledges to the Lender a continuing security interest in all of the present and future rights, title and interests of each such Subsidiary Guarantor in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by each such Subsidiary Guarantor, or now or hereafter arising or due or to become due, wherever such property may be located, together with all substitutions for, replacements of, additions to, accessions to, and products, Proceeds and records of any and all of the following (collectively, the "COLLATERAL"):

(a)  all Accounts;
(b)  all Inventory;
(c)  all Equipment;
(d)  all Fixtures;
(e)  all Farm Products;
(f)  all Contracts;
(g)  all Chattel Paper;
(h)  all Documents;
(i)  all Instruments;
(j)  all Investment Property;
(k)  all Deposit Accounts;
(l)  all General Intangibles;
(m)  all Intellectual Property; and

(n) all other items of tangible and intangible personal property of any and every kind and description which are not otherwise described herein;

provided, however, the term "Collateral" shall not include any license, contract, agreement which contains a provision that (A) prohibits the grant of a security interest therein; or (B) provides a default may or shall occur thereunder as a result of the grant of a security interest therein, unless any required consents shall have been obtained.

3.  GENERAL REPRESENTATIONS AND WARRANTIES.
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     Each Subsidiary Guarantor hereby represents and warrants as follows:

3.1 Power and Authority. Each Subsidiary Guarantor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary actions to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement.

3.2 Master Disclosure Schedule. All of the information contained in the Master Disclosure Schedule attached hereto is true, correct and complete.

3.3  Name; Chief Executive Office.

(a) The name of each Subsidiary Guarantor set forth in the first paragraph of this Agreement is the true, correct and complete legal name of such Subsidiary Guarantor, and each such Subsidiary Guarantor has not done business under, or used, any other name, except as otherwise described in
     Section 1.2 of the Master Disclosure Schedule attached hereto.
(b) The chief executive office and principal place of business of each Subsidiary Guarantor is located at the address listed in Section 2.1 of the Master Disclosure Schedule attached hereto.
(c) All of the Inventory and Equipment of each Subsidiary Guarantor (other than mobile vehicles) is kept at the locations listed in Section 2.2 of the Master Disclosure Schedule attached hereto.

3.4 Title; No Other Liens. Except for (a) the Lien granted to the Lender pursuant to this Agreement and (b) the Permitted Liens, each Subsidiary Guarantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Agreement or as may be permitted pursuant to the Credit Agreement.

3.5 Perfected First Priority Liens. Upon the completion of filing of financing statements with respect to the Subsidiary Guarantor, Geerlings & Wade of Texas, Inc., at the Texas Secretary of State and Fort Bend County Clerk's Office, Texas, the Liens granted by such Subsidiary Guarantor pursuant to this Agreement will constitute perfected Liens on the Collateral in which a security interest may be perfected by the filing of financing statements pursuant to Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction in favor of the Lender, which are prior to all other Liens on such Collateral created by such Subsidiary Guarantor and in existence on the date hereof (except the Permitted Liens) and which are enforceable as such against all creditors of and purchasers from such Subsidiary Guarantor, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

3.6 Accounts. No amount payable to the Subsidiary Guarantors under or in connection with any Account, Contract or License in excess of One Hundred Thousand and

00/100 Dollars ($100,000.00) is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. The amount represented by each Subsidiary Guarantor to the Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts of such Subsidiary Guarantor will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business.

3.7  Investment Property.

(a) The shares of Pledged Stock pledged by each Subsidiary Guarantor hereunder and listed on the Master Disclosure Schedule attached hereto constitute all of the issued and outstanding shares or interests of all classes of the Capital Stock of each Domestic Subsidiary owned by each such Subsidiary Guarantor and 65% of the total outstanding Capital Stock of each Foreign Subsidiary owned by each such Subsidiary Guarantor. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.
(b) To the best knowledge of each Subsidiary Guarantor, each of the Pledged Notes pledged by each such Subsidiary Guarantor hereunder constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.
(c) Each Subsidiary Guarantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Lien created by this Agreement and Permitted Liens.

3.8  Intellectual Property.

(a) Set forth in Section 5 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all registered Copyrights and Copyright Licenses owned by each Subsidiary Guarantor in its own name as of
     the date hereof.   Set forth in Section 6 of the Master Disclosure Schedule
     attached hereto is a true, correct and complete list of all Patents and Patent Licenses owned by each Subsidiary Guarantor in its own name as of the date hereof. Set forth in Section 7 of the Master Disclosure Schedule attached hereto is a true, correct and complete list of all registered Trademarks and Trademark Licenses owned by each Subsidiary Guarantor in its own name as of the date hereof. Except as set forth in the Master Disclosure Schedule attached hereto, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which any Subsidiary Guarantor is the licensor or franchisor.

(b) Except as set forth in Sections 5, 6 or 7 of the Master Disclosure Schedule attached hereto, each Subsidiary Guarantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by any Subsidiary Guarantor of any of its Intellectual Property or the validity or effectiveness of any of its Intellectual Property, nor does any Subsidiary Guarantor know of any valid basis for any such claim. The use by any Subsidiary Guarantor of the Intellectual Property does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Subsidiary Guarantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

4.  GENERAL COVENANTS.
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     Each Subsidiary Guarantor hereby covenants and agrees as follows:

4.1  Changes in Name and Locations.   No Subsidiary Guarantor will (i) change
its name, identity, organizational structure, jurisdiction of organization, chief executive office or place where its business records are kept, (ii) move any tangible Collateral to a location other than those set forth in the Master Disclosure Schedule attached hereto, or (iii) merge into or consolidate with any other entity, unless in each case it shall have given the Lender at least thirty
(30) days prior written notice thereof and all filings and other actions to maintain the perfection of the security interest granted hereby shall have been made.

4.2 Maintenance of Records. Each Subsidiary Guarantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. Each Subsidiary Guarantor will, upon request of the Lender, mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.

4.3 Right of Inspection. Except as otherwise provided in the Credit Agreement, the Lender shall at all reasonable times have full and free access during normal business hours and upon reasonable prior notice to all the books, correspondence and records of each Subsidiary Guarantor, and the Lender and its representatives may, at such times, examine the same, take extracts therefrom and make photocopies thereof, and each Subsidiary Guarantor agrees to render to the Lender, at the sole cost and expense of the Subsidiary Guarantors, such clerical and other assistance as may be reasonably requested with regard thereto. Except as otherwise provided in the Credit Agreement, and upon reasonable prior notice to the Subsidiary Guarantors, the Lender and its representatives shall have the right, during normal business hours to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

4.4 Payment of Taxes and Other Amounts. Each Subsidiary Guarantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (c) such charge is adequately reserved against on such Subsidiary Guarantor's books in accordance with GAAP or if the failure to pay such charge would not reasonably be expected to have a Material Adverse Effect.

4.5 Maintenance and Use of Properties. Each Subsidiary Guarantor will safeguard, protect and preserve the Collateral for the benefit of the Lender, will keep the Collateral free from any Lien (other than the Permitted Liens and Liens in favor of the Lender), will keep all tangible property constituting part of the Collateral in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all Accounts, and will not waste or destroy the Collateral or any part thereof; and each such Subsidiary Guarantor will otherwise preserve, maintain and protect its rights and keep its properties and assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, additions and improvements thereto and replacements thereof, and shall use its assets only in the ordinary course of business and in compliance with all applicable law.

4.6 Notices and Reports Pertaining to Collateral. Each Subsidiary Guarantor will (a) promptly notify the Lender of any Lien (except for Liens in favor of the Lender and Permitted Liens) asserted against the Collateral and of any information received by such Subsidiary Guarantor relating to the Collateral (including the Accounts, the account debtors or other persons obligated in connection therewith) that may in any way materially adversely affect the value of the Collateral or the rights and remedies of the Lender with respect thereto;
(b) promptly notify the Lender when it obtains knowledge of actual or threatened bankruptcy or other insolvency proceeding of any material account debtor or issuer of Securities; (c) deliver to the Lender, as the Lender may from time to time request, delivery receipts, customers' purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;
(d) notify the Lender of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory if material in amount and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory if material in amount; and (e) notify the Lender of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder.

     Each Subsidiary Guarantor authorizes the Lender to destroy all invoices, delivery receipts, reports and other types of documents (other than documents constituting Collateral) and records submitted to the Lender in connection with the transactions contemplated herein at any time subsequent to twelve (12) months from the time such items are delivered to the Lender.

4.7 Liens on Collateral. Each Subsidiary Guarantor will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and the Permitted Liens, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

4.8  Maintenance of Insurance.

(a) Each Subsidiary Guarantor will maintain insurance, at all times, with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses of a similar size operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the lesser of (i) the full insurable replacement cost value of all of such Subsidiary Guarantor's tangible personal property (and, in any case, the amount necessary to avoid any coinsurance or contributions by such Subsidiary Guarantor) or (ii) the total aggregate outstanding principal indebtedness owing by the Subsidiary Guarantors to the Lender, including casualty insurance covering the Collateral and other property of the Subsidiary Guarantors against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other coverages as the Lender may reasonably require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. All premiums thereon shall be paid by the Subsidiary Guarantors and if any Subsidiary Guarantors fail to do so, the Lender may at its option (but without obligation) procure such insurance and charge the cost to the account of any Subsidiary Guarantor, provided, however, that any such payment by the Lender shall not constitute satisfaction of any Subsidiary Guarantor's obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment.

(b) All such insurance policies shall provide, in form and substance satisfactory to the Lender, that: (i) any loss thereunder shall be payable to the Lender as loss payee (first to the Lender and then to the Subsidiary Guarantors, as their interests may appear); (ii) any such payment to the Lender shall be made by an instrument to the Lender alone and not to any of the Subsidiary Guarantors and the Lender jointly; and (iii) no cancellation or modification of such policy shall be effective without at least thirty
     (30) days prior written notice to the Lender. If any insurance losses are paid by check, draft or other instrument payable to any of the Subsidiary Guarantors and the Lender jointly, the Lender may endorse such Subsidiary Guarantor's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. All loss recoveries received by the Lender upon any such insurance shall be applied to the Secured Obligations, whether or not matured, in such order as the Lender in its sole discretion may determine. Any surplus shall be paid by the Lender to the Subsidiary Guarantors or applied as may be otherwise required by law.

(c) Certificates of insurance of, and upon request, the original policies of, all such casualty insurance policies and endorsements thereto, shall be delivered to the Lender; and, upon request, satisfactory evidence of general liability, products liability, workers' compensation and other insurance coverage, in form and substance satisfactory to the Lender, shall be furnished to the Lender, in each case within three (3) business days of each Lender's request therefor. Each Subsidiary Guarantor shall advise the Lender of each claim made by such Subsidiary Guarantor under any policy of insurance which covers the Collateral, and upon the occurrence and during the continuance of any

     Event of Default, will permit the Lender, to the exclusion of any Subsidiary Guarantor, at the Lender's option in each instance, to conduct the adjustment of each such claim.

4.9 Maintenance of Perfected Liens; Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Subsidiary Guarantors, each Subsidiary Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (including, without limitation, (a) executing and filing any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby; (b) in the case of Intellectual Property, executing and filing with the PTO, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such short forms of Security Agreements, each in form and substance satisfactory to the Lender, as the Lender may request; and
(c) in the case of Investment Property, and any other relevant Collateral, taken action necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto). Each Subsidiary Guarantor also hereby authorizes the Lender to file (after written notice to the Subsidiary Guarantors) any such financing or continuation statement without the signature of any Subsidiary Guarantor to the extent permitted by applicable law, provided that any failure to give any such notice shall not affect the validity or effectiveness of any such filing. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

4.10 Costs and Expenses. Except as otherwise provided in the Credit Agreement, each Subsidiary Guarantor agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Financing Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income) on or with respect to the transactions contemplated by this Agreement (each Subsidiary Guarantor hereby agreeing to indemnify the Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Financing Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Lender incurred by the Lender in connection with the preparation, administration or interpretation of the Financing Documents and other instruments mentioned herein, (e) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Lender, and reasonable consulting, accounting, appraisal, and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Financing Documents against any Subsidiary Guarantor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default, and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with any Subsidiary Guarantor and (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants contained in this subsection shall survive payment or satisfaction in full of all other Secured Obligations.

5.  SPECIFIC COVENANTS REGARDING CERTAIN COLLATERAL.
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     Each Subsidiary Guarantor hereby covenants and agrees as follows:

5.1  Accounts.

(a) Collections on Accounts and Proceeds. Each Subsidiary Guarantor shall enforce, compromise and collect amounts owing on its Accounts; provided, however, the right of any Subsidiary Guarantor hereunder to enforce, compromise and collect amounts owing on such Accounts may at the option of the Lender be terminated upon the occurrence and during the continuance of any Event of Default. If any Accounts of any Subsidiary Guarantor are at any time evidenced by promissory notes, trade acceptances or other Instruments for the payment of money, such Subsidiary Guarantor will promptly deliver the same to the Lender appropriately endorsed to the Lender's order and, regardless of dishonor, protest, notice of protest and all other notices with respect thereto.

          After an Event of Default has occurred and is continuing and any Subsidiary Guarantor has received notice thereof from the Lender, any Proceeds collected by any Subsidiary Guarantor (whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of any Account or in payment for any Inventory or otherwise), shall be promptly turned over by such Subsidiary Guarantor to the Lender, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by such Subsidiary Guarantor for and as the Lender's property, and shall be held separately from such Subsidiary Guarantor's other funds.

(b) Limitations on Discounts and Compromises of Accounts. Other than in the ordinary course of business as generally conducted by any applicable Subsidiary Guarantor over a period of time, such Subsidiary Guarantor will not compromise, compound or settle the Accounts for less than the full amount thereof, or release, wholly or partially, any Person liable for the payment thereof, except in each case as permitted under the Credit Agreement.
(c) Notice to Account Debtors. At any time after the occurrence and during the continuance of an Event of Default, each Subsidiary Guarantor shall, at the request of the Lender, notify its account debtors, and the Lender itself may notify such account debtors directly, of the security interest of the Lender in any Account and that payment thereof is to be made directly to the Lender. At any time after the occurrence and during the continuance of an Event of Default, the Lender may communicate with account debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts.
(d) Information on Accounts. Each Subsidiary Guarantor shall furnish to the Lender from time to time, and upon request, a list and description of all Accounts created or acquired by such Subsidiary Guarantor, together with copies of shipping or delivery receipts for all goods and services sold or otherwise provided, and any other information or documents which the Lender reasonably may request from to time related to such Subsidiary Guarantor's Accounts.

5.2  Inventory.

(a) Pricing, Credit Terms and Accounts. So long as no Event of Default has occurred and is continuing, each Subsidiary Guarantor may sell items of
     Inventory: (a) for cash in amounts not less than such Subsidiary Guarantor's published, usual or customary prices, less only usual and customary discounts for volume sales or prompt payment; or (b) on credit terms usual and customary in the business conducted by such Subsidiary Guarantor, at prices which conform to the above terms, and under such circumstances as give rise to Accounts subject to this Agreement.
(b) Notice to Landlords, Warehousemen and Agents. If any Inventory is in the possession or control of any landlords, warehousemen or agents, each Subsidiary Guarantor shall notify them of the Lender's security interest therein, and upon the occurrence and during the continuance of any Event of Default, and at the Lender's request, instruct them to hold the same for the Lender's account and subject to the Lender's instructions. The Lender shall enjoy all of the rights and remedies of a secured party in the Inventory and shall be subrogated to all guaranties and security now or which may in the future be held by any Subsidiary Guarantor. The Lender shall not be liable in any manner for exercising or refusing or failing to exercise any such rights.

5.3 Contracts with Governmental Authorities. Each Subsidiary Guarantor shall, to the extent practicable, provide reasonable advance notice to the Lender (i) prior to or, if such advance notice is not practicable, shall provide notice to the Lender promptly after, entering into a Contract with a Governmental Authority and (ii) prior to or, if such advance notice is not practicable, shall provide notice to the Lender promptly after, the sale of goods to a Governmental Authority resulting in the creation of an Account if such contract or Account, in the aggregate together with all such contracts then in effect (including any such contract entered into prior to the Closing Date) and/or Accounts then outstanding (including any such Accounts arising prior to the Closing Date), but without duplication, exceed Five and 00/100 Percent (5.00%) of net sales of such Subsidiary Guarantor and its Subsidiaries for the most recently completed fiscal year, and shall, at the request of the Lender, provide any notices and make any filings required under the Federal Assignment of Claims Act in order to grant, maintain and/or perfect the security interest of all such contracts and Accounts granted pursuant to this Agreement.

5.4 Chattel Paper. Unless an Event of Default shall have occurred and be continuing, each Subsidiary Guarantor shall be entitled to retain possession of all Collateral consisting of Chattel Paper, and shall hold all such Chattel Paper in trust for the Lender. If an Event of Default shall have occurred and be continuing, upon the request of the Lender, such Chattel Paper shall be immediately delivered to the Lender, to be held as Collateral pursuant to this Agreement. Each Subsidiary Guarantor shall not permit any other Person (other than any Subsidiary Guarantor) to possess any such Collateral at any time.

5.5 Equipment - Certificates of Title. Each Subsidiary Guarantor shall deliver to the Lender, upon request, the originals of all certificates of title pertaining to any Equipment for which such certificates are or should be issued under applicable law, together with a duly completed and executed application to add the Lender as a lienholder on each such certificate. Each Subsidiary Guarantor covenants and agrees that it will promptly deliver to the Lender, upon request, all certificates of title relating to any Equipment hereafter acquired, together with duly completed and executed applications to add as the Lender as a lienholder therewith (in form and content satisfactory for filing with the appropriate office), and that such Subsidiary Guarantor shall not seek to obtain any certificate of title for any Equipment currently lacking such a certificate, and it shall not attempt to recertify or obtain a new certificate for any Equipment currently evidenced by a certificate of title (whether in The Commonwealth of Massachusetts or any other jurisdiction) without first notifying the Lender, and only if the original of such certificate of title is or will be delivered to the Lender upon issuance thereof and does or will properly name the Lender as first lienholder thereon (subject only to any Permitted Liens), in each case duly perfecting the Lender's security interest granted under this Agreement.

5.6  Investment Property.

(a) If any Subsidiary Guarantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer or any other Investment Property, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Subsidiary Guarantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and promptly deliver (or cause to be delivered) the same to the Lender in the exact form received, duly indorsed by such Subsidiary Guarantor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by such Subsidiary Guarantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Secured Obligations.
(b) Without the prior written consent of the Lender, each Subsidiary Guarantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement) or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Lien provided for by this Agreement and Permitted Liens.
(c) Unless an Event of Default shall have occurred and be continuing, each Subsidiary Guarantor shall be permitted to receive all cash dividends paid by the relevant Issuer to the extent permitted in the Credit Agreement in respect of the Pledged Stock, and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that such Subsidiary Guarantor agrees that it shall not vote in any way that would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Note, the Security Documents or any of the other Financing Documents.

(d) If an Event of Default shall occur and be continuing, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property may be registered in the name of the Lender or its nominee, and, subject to the terms of this Agreement, the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Subsidiary Guarantor or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, and except for its gross negligence or willful misconduct, but the Lender shall have no duty to any Subsidiary Guarantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(e) Each Subsidiary Guarantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Subsidiary Guarantor hereunder to comply with any instruction received by it from the Lender in writing that
     (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Subsidiary Guarantor, and each such Subsidiary Guarantor agrees that each Issuer shall be fully protected in so complying, to the extent such instruction is in compliance with applicable law.

(f) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security thereof, guarantee therefor or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Subsidiary Guarantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Lender agrees to release promptly to any Subsidiary Guarantor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under subsection 5.6(d) hereof if, prior to the occurrence of an acceleration of any of the

     Secured Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

5.7  Patents and Trademarks.

(a) Each Subsidiary Guarantor (either itself or through licensees) will, except with respect to any Trademark that such Subsidiary Guarantor shall reasonably determine is of immaterial economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within thirty (30) days after such use or adoption, the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(b) Each Subsidiary Guarantor will not, except with respect to any Patent that such Subsidiary Guarantor shall reasonably determine is of immaterial economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

(c) Each Subsidiary Guarantor will notify the Lender promptly if it knows that any material registered application relating to any Patent, or any application or registration relating to any Trademark, may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal in any country) regarding such Subsidiary Guarantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

(d) Whenever any Subsidiary Guarantor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the PTO or any similar office or agency in any other country or any political subdivision thereof, such Subsidiary Guarantor shall report such filing to the Lender within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, such Subsidiary Guarantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of such Subsidiary Guarantor relating thereto or represented thereby, and each Subsidiary Guarantor hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest and is irrevocable until the Secured Obligations are paid in full and the Lender has no further obligation to extend any credit or lend any sums to any Subsidiary Guarantor under the Financing Documents.

(e) Each Subsidiary Guarantor, except with respect to any Patent or Trademark that such Subsidiary Guarantor shall reasonably determine is of immaterial economic value to it and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the PTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate and paying necessary and appropriate maintenance fees.

(f) In the event that any Patent or material registered Trademark included in the Collateral is infringed, misappropriated or diluted by a third party in a manner which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Subsidiary Guarantors, each Subsidiary Guarantor shall promptly notify the Lender after it learns thereof and shall, unless the Subsidiary Guarantors shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Subsidiary Guarantors, take such actions as the Subsidiary Guarantors shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark (including but not limited to taking action to promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution).

5.8 Copyrights. Each Subsidiary Guarantor (a) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (b) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (i) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (ii) shall notify the Lender promptly if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Subsidiary Guarantor's ownership of any such Copyright or its validity; (iii) will take all necessary steps as it shall deem appropriate under the circumstances in its reasonable discretion, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Subsidiary Guarantor (including, without limitation, filing of applications for renewal, where necessary); and (iv) will promptly notify the Lender of any material infringement of any material Copyright of such Subsidiary Guarantor of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

     Whenever any Subsidiary Guarantor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Copyright or for the registration of any Copyright with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Subsidiary Guarantor shall report such filing to the Lender within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, such Subsidiary Guarantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's security interest in any Copyright, and each Subsidiary Guarantor hereby appoints and constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest and is irrevocable until the Secured Obligations are paid in full and the Lender has no further obligation to extend any credit or lend any sums to any Subsidiary Guarantor under the Financing Documents.

6.  POWER OF ATTORNEY.
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6.1 Appointment and Powers. Each Subsidiary Guarantor hereby irrevocably constitutes and appoints the Lender as such Subsidiary Guarantor's true and lawful attorney, coupled with an interest, with full power of substitution (in each case at the sole risk, cost and expense of the Subsidiary Guarantors but for the benefit of the Lender) to do the following:
(a) at any time or times (whether or not an Event of Default has occurred), (i) to supplement and amend from time to time Sections 5, 6, and 7 of the Master Disclosure Schedule attached hereto to include any new or additional registered Trademarks, Patents, registered Copyrights and Licenses of any Subsidiary Guarantor, (ii) to file and record without any Subsidiary Guarantor's signature, or to sign any Subsidiary Guarantor's name to and file and record, financing statements and any other instruments (including applications to name the Lender as lienholder on any motor vehicle or other certificates of title), and (iii) to take such other actions as the Lender may deem necessary in order to perfect or maintain the perfection or priority of the Lender's security interest in the Collateral or any portion thereof; and

(b) in addition to the actions described above, at any time or times after an Event of Default has occurred and is continuing, (i) to protect the Lender's security interest in the Collateral or any portion thereof; (ii) to receive and open any Subsidiary Guarantor's mail, remove therefrom and hold or apply any Collateral and dispose of such mail or turn over such mail (other than such Collateral) to any Subsidiary Guarantor or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom the Lender determines to be the appropriate recipient thereof; (iii) to endorse the name of any Subsidiary Guarantor in favor of the Lender upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of any Subsidiary Guarantor on, and receive as secured party, any of the Collateral; (iv) to sign any Subsidiary Guarantor's name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the Collateral; (v) to sign the name of any Subsidiary Guarantor on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the Collateral, and on any notice to any Subsidiary Guarantor's account debtors for verification of the Accounts; (vi) to prosecute, defend, compromise or release any action relating to the Collateral; (vii) to notify the post office authorities to change the address for delivery of any Subsidiary Guarantor's mail to an address designated by the Lender, and to sign change of address forms therefor; (viii) to sign any Subsidiary Guarantor's name in proofs of claim in bankruptcies of account debtors, notices of lien, claims of mechanics liens, or assignments or releases of any Liens securing the Accounts; (ix) to take any such actions as may be necessary to obtain payment of any letter of credit of which any Subsidiary Guarantor is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Subsidiary Guarantor; (xi) to notify any Persons of the rights and interests of the Lender, of the applicable Events of Default and of any matter relating to Collateral; (xii) to take any and all other actions (including, without limitation, the right to sue in the name of any Subsidiary Guarantor or the Lender to collect upon any and all Collateral and to settle, adjust or compromise any and all claims with respect to Collateral including insurance claims) as the Lender shall deem necessary or expedient to convert the Collateral into cash; and (xiii) otherwise to exercise any rights or remedies of the Lender hereunder or under any of the Financing Documents, or otherwise under agreement or applicable law, including the UCC.

6.2 Ratification and Indemnification Under Power of Attorney. In connection with all powers of attorney set forth in this Agreement, the Lender shall have full power to exercise such powers as fully and effectually as any Subsidiary Guarantor might or could do; each Subsidiary Guarantor agrees that the Lender shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Lender elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Subsidiary Guarantor except for the Lender's gross negligence, actual bad faith or willful misconduct; and all powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Secured Obligations have been paid (without being subject to or susceptible of recovery by any Person) or performed and the Lender's agreement, if any, to make advances has terminated.

6.3 Performance By Lender of Secured Obligations. If any Subsidiary Guarantor fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expense of the Lender incurred in connection with such performance or compliance, together with interest thereon at the Late Rate, shall be payable by such Subsidiary Guarantor to the Lender on demand and shall constitute Secured Obligations secured hereby.

7.  EVENTS OF DEFAULT.
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     Upon the occurrence and during the continuance of any one or more Events of Default, any and all Secured Obligations shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

8.  REMEDIES.
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8.1 General Remedies. In addition to and without in any way limiting any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the other Financing Documents or under applicable law or in equity, upon and at any time or times after the occurrence and during the continuance of any Event of Default:
(a) the Lender may declare and cause all or any portion of the Secured Obligations to be immediately due and payable;
(b) the Lender may decline to honor the credit of any Subsidiary Guarantor or may refuse to make further advances to any Subsidiary Guarantor;
(c) the Lender may collect the Accounts with or without taking possession of the Collateral;
(d) the Lender shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may enter upon any Subsidiary Guarantor's premises to take possession thereof; may require any Subsidiary Guarantor to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties; or may require any Subsidiary Guarantor to deliver all Records relating to the Collateral to the Lender;
(e) the Lender may enter upon, occupy, and use any premises owned or occupied by any Subsidiary Guarantor (or by any agent of such Subsidiary Guarantor at which Collateral is located), and may exclude any Subsidiary Guarantor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender; the Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to any Subsidiary Guarantor; and in no event shall the Lender be liable to any Subsidiary Guarantor for use or occupancy by the Lender of any premises pursuant to this Agreement except for claims arising out of the Lender's gross negligence, actual bad faith or willful misconduct, nor for any charge (such as wages for any Subsidiary Guarantor's employees and utilities) incurred in connection with the Lender's exercise of the Lender's rights and remedies;
(f) the Lender may take such steps as it deems necessary to protect the Lender's interest in, and to preserve the Collateral, and each Subsidiary Guarantor agrees to cooperate fully with all of the Lender's efforts and to take such actions as the Lender shall direct, all to preserve the Collateral;
(g) the Lender shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender's sole discretion; and, pursuant thereto, the Lender shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Lender may lease or otherwise dispose of the Collateral, or may sell the Collateral, or any part thereof, at public or private sales, at any time or place (including any Subsidiary Guarantor's premises), in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect, and, except as to that part of the Collateral which is perishable or threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Lender shall give the Subsidiary Guarantors reasonable notification of such sale or sales, it being agreed that, in all events, reasonable notification means written notice mailed to the Subsidiary Guarantors at least ten (10) days prior to each such public sale or at least ten (10) days prior to the date after which any such private sales or other intended dispositions may be made; at any public sale the Lender may (but shall have no obligation to) bid for and become the purchaser of any Collateral; each Subsidiary Guarantor hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including the Lender's right to take immediate possession of the Collateral; and the Lender may do any of the foregoing or otherwise deal with the Collateral in its then condition, or following such preparation as the Lender deems advisable, with or without taking possession thereof;

(h) the Lender shall have the right to apply to the Secured Obligations any deposits or other sums at any time credited by or due from the Lender to any Subsidiary Guarantor; and

(i) the Lender may treat any or all of the Financing Documents as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

8.2 Pledged Stock. Each Subsidiary Guarantor recognizes that the Lender may be unable to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the federal and state securities laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Subsidiary Guarantor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed to have been made in a commercially unreasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the Issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Pledged Stock shall be made in a commercially reasonable manner, and each Subsidiary Guarantor agrees to use such Subsidiary Guarantor's best efforts to cause the Issuer or Issuers of the Pledged Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Pledged Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Subsidiary Guarantor further agrees to use such Subsidiary Guarantor's best efforts to cause such Issuer or Issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate.

     Each Subsidiary Guarantor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Stock pursuant to this Section 8 valid and binding and in compliance with all Requirements of Law. Each Subsidiary Guarantor also agrees that a breach of any of the covenants contained in this subsection 8.2 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this subsection 8.2 shall be specifically enforceable against any Subsidiary Guarantor, and each Subsidiary Guarantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

8.3 License. With respect to the Lender's exercise of rights and remedies hereunder including in connection with any completion of the sale or other disposition of any of the Collateral, each Subsidiary Guarantor hereby grants to the Lender a nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Subsidiary Guarantor now or hereafter has rights.

8.4 No Duty of Preservation; Joint Property. The Lender may at all times proceed directly against any Subsidiary Guarantor, or against any other Person responsible for any Secured Obligations, to enforce the payment of the Secured Obligations, and the Lender shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Lender or of any other Person in any Collateral, except as specifically required by the UCC. Without limiting the generality of the foregoing, the Lender shall not be required to take any action to preserve rights against prior parties in the cases of Instruments or Chattel Paper, and the Lender may co-mingle any items of Collateral with other property and shall not be required to keep any Collateral identifiable. In the event any Collateral, including any Deposit Account, is held in joint or common names, the Lender may deal with such Collateral or any Deposit Account, for all purposes hereunder and under any or all of the Financing Documents, as if belonging to any one, and no more than one, of such joint or common owners.

8.5 Remedies Not Exclusive. The enumeration of rights and remedies in the Financing Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Lender may have under the UCC, other applicable law, and any and all other Documents, Instruments, agreements or other writings between or among any Subsidiary Guarantor, the Lender or other Persons. The Lender shall, in its sole discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and which Collateral, if any, is to be proceeded against and in which order. The exercise of any right or remedy against any Subsidiary Guarantor, any other Person or any or all Collateral shall not preclude the exercise of others or the exercise thereof against any Subsidiary Guarantor, any other Persons or any other Collateral, all of which shall be cumulative. No act, failure or delay by the Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of the Financing Documents, or of any breach or default thereunder, or of any right or remedy which the Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

8.6 Deficiency. Each Subsidiary Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured

Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

8.7 Requirement of Law. Notwithstanding any provision contained in this Agreement to the contrary, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Government Authority by any Subsidiary Guarantor.

9.  MISCELLANEOUS.
    -------------

9.1 Survival of Covenants; Binding Effect. All agreements, representations, covenants and warranties made by each Subsidiary Guarantor in this Agreement, the other Financing Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Secured Obligations to the Lender have been paid in full and satisfied, and the security interest, Lien and rights granted to the Lender in any Collateral and its rights and remedies hereunder and under the other Financing Documents shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Secured Obligations have been satisfied. All the terms and provisions of this Agreement and the other Financing Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

9.2 Prior Discussions; Amendments in Writing; Counterparts; Filing As Financing Statement. This Agreement and all other Financing Documents incorporate all discussions and negotiations between any Subsidiary Guarantor and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Documents. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart. A carbon, photographic or other reproduction of this Agreement or of any financing statement executed to perfect the security interest created herein may be filed as a financing statement under the UCC (or under the Uniform Commercial Code in effect in any jurisdiction outside Massachusetts).

9.3  General Indemnification.   Each Subsidiary Guarantor shall, and does
hereby, indemnify and save the Lender harmless from (and agrees to defend the Lender from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney's reasonable fees and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of the Lender's interest therein, or in collecting or enforcing the Secured Obligations, or in enforcing any of the Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Financing Documents, the Secured Obligations, the Collateral, or on account of the Lender's relationship with any Subsidiary Guarantor, or any other Person responsible for any of the Secured Obligations (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's selection, at the expense of the Subsidiary Guarantors) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's actual bad faith, willful misconduct or gross negligence. The within indemnification shall survive termination of this Agreement. Each Subsidiary Guarantor's obligations under this subsection constitute part of the Secured Obligations secured by the security interest created by this Agreement.

9.4 Destruction of Documents; Receipt of Copy. This Agreement and all other Financing Documents may be reproduced by the Lender by any photographic, photostatic, microfilm, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Each Subsidiary Guarantor acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

9.5 Notices. All notices required or permitted hereunder shall be in writing and delivered in accordance with the provisions of the Credit Agreement.

9.6 Application of Proceeds. Subject to the provisions of the Credit Agreement, upon the occurrence and during the continuance of any Event of Default, the Lender shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the Collateral, or of any other payments received hereunder, toward the Secured Obligations in such order and manner as the Lender, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. Each Subsidiary Guarantor shall remain liable to the Lender for any deficiency remaining following such application.

9.7 Severability. If any provision of this Agreement or any of the other Financing Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Financing Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Financing Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

9.8 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

9.9 Joint and Several Liability. All of the obligations and liabilities of the Subsidiary Guarantors under this Agreement are joint and several.

9.10 Additional Subsidiary Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 5.11 of the Credit Agreement shall become a Subsidiary Guarantor for all purposes of this Agreement by execution and delivery of a Joinder and Assumption Agreement, substantially in a form and substance reasonably acceptable to the Lender.

9.11 WAIVER OF JURY TRIAL. EACH SUBSIDIARY GUARANTOR AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

9.12 Governing Law; Jurisdiction. This Agreement and the other Financing Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. Each Subsidiary Guarantor submits itself to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and such Subsidiary Guarantor's relationship with the Lender.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered under their seals as of the date first above written.

WITNESS:                                       GEERLINGS & WADE OF TEXAS, INC.


_________________________________           By:_______________________________
Name:                                           Name:
                                                Title:
                                                    Its duly authorized officer

WITNESS:                                      CITIZENS BANK OF MASSACHUSETTS


_________________________________             By:____________________________
Name:                                             Michael T. Bulman,
                                                  Senior Vice President

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.  April __, 2000

     Then personally appeared the above-named ____________________ as _______________ of Geerlings & Wade of Texas, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Geerlings & Wade of Texas, Inc., before me.


                                                ------------------------------
                                                Notary Public
                                                My commission expires:
                                                [AFFIX NOTARIAL SEAL]

                         COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.  April __, 2000

     Then personally appeared the above-named Michael T. Bulman as Senior Vice President of Citizens Bank of Massachusetts, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank of Massachusetts, before me.


                                                ----------------------------
                                                Notary Public
                                                My commission expires:
                                                [AFFIX NOTARIAL SEAL]